      As filed with the Securities and Exchange Commission on August 22, 2002


================================================================================

                                                     1933 Act File No. 333-91678
                                                     1940 Act File No. 811-21137



                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form N-2

                       (Check appropriate box or boxes)

[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]  Pre-Effective Amendment No. 1


[ ]  Post-Effective Amendment No. _

          and

[X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]  Amendment No. 1


                      Nuveen Quality Preferred Income Fund 2
         Exact Name of Registrant as Specified in Declaration of Trust
                333 West Wacker Drive, Chicago, Illinois 60606
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
                                (800) 257-8787
              Registrant's Telephone Number, including Area Code

                             Gifford R. Zimmerman
                         Vice President and Secretary
                             333 West Wacker Drive
                            Chicago, Illinois 60606
 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service
                         Copies of Communications to:

   Stacy H. Winick              Eric F. Fess               Sarah E. Cogan
 Bell, Boyd & Lloyd LLC      Chapman and Cutler      Simpson Thacher & Bartlett
    70 W. Madison St.          111 W. Monroe             425 Lexington Ave.
   Chicago, IL 60602         Chicago, IL 60603        New York, New York 10017


                 Approximate Date of Proposed Public Offering:

 As soon as practicable after the effective date of this Registration Statement

                             --------------------

     If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box)

     [X] when declared effective pursuant to section 8(c)

                             --------------------

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

=========================================================================================================================
                                                                               Proposed Maximum
   Title of Securities Being          Amount           Proposed Maximum       Aggregate Offering         Amount of
          Registered             Being Registered   Offering Price Per Unit       Price (1)          Registration Fee (2)
-------------------------------------------------------------------------------------------------------------------------
Common Shares, $0.01 par value      4,000,000 Shares           $15.00               $ 60,000,000               $5,520
=========================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee.

(2) Of which $1.38 has already been paid.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                 SUBJECT TO COMPLETION, DATED AUGUST 22, 2002


PROSPECTUS
[LOGO] Nuveen Logo

                               4,000,000 Shares


                    Nuveen Quality Preferred Income Fund 2

                                 Common Shares
                               $15.00 per share

                                 -------------

   Investment Objectives. The Fund is a newly organized, non-diversified, closed-end management investment company.

  . The Fund's primary investment objective is high current income consistent with capital preservation; and
  . The Fund's secondary objective is to enhance portfolio value relative to the market for preferred securities by investing in (i) securities that the Fund's subadviser believes are underrated or undervalued or (ii) sectors that the Fund's subadviser believes are undervalued.


                                                  (continued on following page)

                                 -------------


   Investing in common shares involves certain risks. See "Risks" beginning on page 27.


   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 -------------


                                                 Per Share Total
                                                 --------- -----
                Public Offering Price             $15.000    $
                Sales Load/(1)/                   $ 0.675    $
                Estimated Offering Expenses/(2)/  $ 0.030    $
                Proceeds to the Fund              $14.295    $

--------

(1)Certain underwriters that may also participate in any future offering of preferred shares of the Fund may receive additional compensation in that offering based on their participation in this offering. See "Underwriting."


(2)Total expenses of issuance and distribution (other than underwriting
   discounts and commissions) are estimated to be $         . Nuveen has agreed
   to reimburse offering expenses in excess of $0.03 per share.


   The underwriters expect to deliver the common shares to purchasers on or
about         , 2002.

                                 -------------


Salomon Smith Barney                                                  Nuveen Investments
A.G. Edwards & Sons, Inc.       Prudential Securities                        UBS Warburg
Advest, Inc.              H&R Block Financial Advisors, Inc.       Fahnestock & Co. Inc.
Ferris, Baker Watts          Janney Montgomery Scott LLC          Legg Mason Wood Walker
      Incorporated               Quick & Reilly, Inc.               Incorporated
McDonald Investments Inc.          Ryan, Beck & Co.                        Raymond James
RBC Capital Markets         Including the Gruntal Division    SunTrust Robinson Humphrey
Wachovia Securities                                          Wells Fargo Securities, LLC


          , 2002

   Portfolio Contents. Under normal circumstances, the Fund will invest:



  .  at least 80% of its net assets in preferred securities;


  . up to 20% of its net assets in debt securities, including convertible debt securities and convertible preferred securities; and


  . 100% of its total assets in securities that, at the time of investment, are investment grade quality, which may include up to 10% in securities that are rated investment grade by at least one nationally recognized statistical rating organization and lower by another.

The Fund intends to invest primarily in fully taxable preferred securities. There can be no assurance that the Fund will achieve its investment objectives. See "The Fund's Investments" and "Risks."


   No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors who expect to sell their shares in a relatively short period after completion of the public offering. The common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the common shares is "JPS".



   Adviser and Subadviser. Nuveen Institutional Advisory Corp. will be the Fund's investment adviser and Spectrum Asset Management, Inc. will be the Fund's subadviser. Spectrum Asset Management, Inc. had approximately $2.4 billion in assets under management as of June 30, 2002.



   You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference.
A Statement of Additional Information, dated        , 2002, and as it may be
supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 51 of this Prospectus, by calling (800) 257-8787 or by writing to the Fund, or you may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission web site (http://www.sec.gov).


   The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

   The underwriters named in this Prospectus may purchase up to additional common shares from the Fund under certain circumstances.

   You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

                                 -------------

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
       Prospectus Summary...........................................   4
       Summary of Fund Expenses.....................................  14
       The Fund.....................................................  16
       Use of Proceeds..............................................  16
       The Fund's Investments.......................................  16
       Use of Leverage..............................................  23
       Hedging Transactions.........................................  25
       Risks........................................................  27
       How the Fund Manages Risk....................................  33
       Management of the Fund.......................................  34
       Net Asset Value..............................................  37
       Distributions................................................  37
       Dividend Reinvestment Plan...................................  38
       Description of Shares........................................  39
       Certain Provisions in the Declaration of Trust...............  41
       Repurchase of Fund Shares; Conversion to Open-End Fund.......  43
       Tax Matters..................................................  43
       Other Matters................................................  45
       Underwriting.................................................  47
       Custodian and Transfer Agent.................................  50
       Legal Opinions...............................................  50
       Table of Contents for the Statement of Additional Information  51

                                 -------------

   Until        , 2002 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                              PROSPECTUS SUMMARY

   This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information to understand the offering fully.

The Fund..............   Nuveen Quality Preferred Income Fund 2 (the "Fund") is
                           a newly organized, non-diversified, closed-end management investment company.


The Offering..........   The Fund is offering            common shares of
                           beneficial interest at $15.00 per share through a group of underwriters (the "Underwriters") led by Salomon Smith Barney Inc., Nuveen Investments ("Nuveen"), A.G. Edwards & Sons, Inc., Prudential Securities Incorporated, UBS Warburg LLC, Advest, Inc., H&R Block Financial Advisors, Inc., Fahnestock & Co. Inc., Ferris, Baker Watts, Incorporated, Janney Montgomery Scott LLC, Legg Mason Wood Walker, Incorporated, McDonald Investments Inc., a KeyCorp Company, Quick & Reilly, Inc. A FleetBoston Financial Company, Raymond James & Associates, Inc., RBC Dain Rauscher, Inc., Ryan, Beck & Co., LLC, SunTrust Capital Markets, Inc., Wachovia Securities, Inc. and Wells Fargo Securities, LLC. The common shares of beneficial interest are called "Common Shares" in the rest of this Prospectus. You must purchase at least 100 Common Shares in this offering. The Fund has given the Underwriters an
                           option to purchase up to           additional Common
                           Shares to cover orders in excess of
                           Common Shares. See "Underwriting." Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share.


Investment Objectives
and Policies..........   The Fund's primary investment objective is high
                           current income consistent with capital preservation. The Fund's secondary investment objective is to enhance portfolio value relative to the market for preferred securities by investing in (i) securities that the Fund's subadviser believes are underrated or undervalued or (ii) sectors that the Fund's subadviser believes are undervalued. The Fund's investment objectives and certain investment policies are considered fundamental and may not be changed without shareholder approval. The Fund cannot assure you that it will attain its investment objectives. See "The Fund's Investments."

                         Under normal circumstances, the Fund will invest at
                           least 80% of its net assets in preferred securities. The Fund intends to invest primarily in fully taxable preferred securities. Under normal circumstances, the Fund's portfolio of preferred securities is expected to consist of both fixed rate preferred and adjustable rate preferred securities.

                         The Fund will only invest in securities that, at the
                           time of investment, are investment grade quality. Investment grade quality securities are those rated by at least one nationally recognized statistical rating organization ("NRSRO") within the four highest grades (Baa or BBB or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P") or Fitch Ratings ("Fitch")), and securities that are unrated but judged to be of comparable quality by the Fund's subadviser. Investment grade securities may include securities that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch, so long as at least one NRSRO rates such securities within the four highest grades (such securities are called "split-rated securities"). The Fund may invest up to 10% of its total assets in split-rated securities. See "The Fund's Investments--Investment Objectives and Policies."


                         In addition, under normal circumstances:

                            . The Fund intends to invest at least 25% of its net assets in the securities of companies principally engaged in financial services. See "The Fund's Investments--Portfolio
                                Composition--Financial Services Company
                                Securities."

                            . The Fund may invest up to 20% of its net assets in debt securities, including convertible debt securities and convertible preferred securities. See "The Fund's
                                Investments--Portfolio Composition--Debt
                                Securities and Convertible Securities." Common stock acquired by the Fund pursuant to a convertible feature will be subject to this 20% limitation.

                            . While the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its net assets in illiquid securities.

                            . The Fund may invest up to 35% of its net assets in U.S. dollar denominated securities of non-U.S. issuers offered, traded or listed in U.S. markets.

                         The taxable preferred securities in which the Fund
                           intends to invest do not qualify for the dividends received deduction (the "Dividends Received Deduction") under Section 243 of the Internal Revenue Code of 1986, as amended (the "Code"). The Dividends Received Deduction generally allows corporations to deduct from their income 70% of dividends received. Accordingly, any corporate shareholder who otherwise would qualify for the Dividends Received Deduction should assume that none of the distributions it receives from the Fund will qualify for the Dividends Received Deduction.

Proposed Use of
Leverage..............   The Fund may use leverage through the issuance of
                           preferred stock ("FundPreferred/TM/ shares"), commercial paper or notes and/or borrowing in an aggregate amount of approximately 33% of the Fund's capital after such issuance and/or borrowing. There is no assurance that the Fund will issue FundPreferred shares, commercial paper or notes or engage in borrowing transactions.


                         Subject to market conditions and the Fund's receipt of
                           a AA/Aa credit rating or better from a NRSRO
                           (typically, Moody's, S&P, and/or Fitch) on
                           FundPreferred shares, within approximately one and one-half to two months after completion of this offering, the Fund intends to offer FundPreferred shares. FundPreferred shares will have seniority over the Common Shares and any interest rate transactions the Fund enters into. The issuance of FundPreferred shares will leverage your investment in Common Shares.


                         Any issuance of commercial paper or notes or borrowing
                           will have seniority over the Common Shares.
                           Throughout this Prospectus, commercial paper, notes or borrowings sometimes may be collectively referred to as "Borrowings."

                         There is no guarantee that the Fund's leverage
                           strategy will be successful. See "Risks--Leverage Risk." FundPreferred shares will pay dividends based on short-term rates, which will be reset frequently. Borrowings may be at a fixed or floating rate and generally will be based on short-term rates. So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments exceeds the FundPreferred share dividend rate, as reset periodically, or the interest rate on any Borrowings, the investment of the proceeds of FundPreferred shares or Borrowings will generate more income than will be needed to pay such dividends or interest payment. If so, the excess will be available to pay higher dividends to holders of Common Shares ("Common Shareholders").

Proposed Use of Hedging
Transactions..........   The use of derivatives for purposes of hedging the
                           portfolio will be restricted to reducing the portfolio's exposure to increases in interest rates. The specific derivative instruments will be limited to (A) U.S. Treasury security or U.S. Government Agency security futures contracts and (B) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such instruments must be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange. The Fund, in implementing its hedging strategies, may enter into futures transactions with a notional principal amount that will not exceed 35% of its Managed Assets (as defined below), and may invest in options on futures the purchase price for which will not exceed 0.5% of Managed Assets in any calendar quarter. See "The Fund's Investments--Portfolio Composition--Hedging
                           Transactions."

Interest Rate
Transactions..........   In connection with the Fund's anticipated use of
                           leverage through the
                           sale of FundPreferred shares or Borrowings, the Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

                         In an interest rate swap, the Fund would agree to pay
                           to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment obligation on FundPreferred shares or any variable rate Borrowings. The payment obligations would be based on the notional amount of the swap.

                         In an interest rate cap, the Fund would pay a premium
                           to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on FundPreferred shares or interest payments on Borrowings.

                         Depending on whether the Fund would be entitled to
                           receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. If the Fund fails to maintain a required 200% asset coverage of the liquidation value of the outstanding FundPreferred shares or if the Fund loses its expected rating on FundPreferred shares of at least AA/Aa or fails to maintain other covenants, the Fund may be required to redeem some or all of the FundPreferred shares. Similarly, the Fund could be required to prepay the principal amount of any Borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.


                         See "Use of Leverage" and "Hedging Transactions" for
                           additional information.


Investment Adviser and
Subadviser............   Nuveen Institutional Advisory Corp. ("NIAC") will be
                           the Fund's investment adviser and Spectrum Asset Management, Inc. ("Spectrum") will be the Fund's subadviser. NIAC is a wholly owned subsidiary of The John Nuveen Company and Spectrum is an independently managed subsidiary of Principal Capital Management LLC. Founded in 1898, The John Nuveen Company and its affiliates had over $74 billion of net assets under management or surveillance as of July 31, 2002. According to Thomson Wealth Management, Nuveen is the leading sponsor of closed-end exchange-traded funds as measured by the number of funds (90) and the amount of assets under management ($35 billion) as of July 31, 2002.



                         Spectrum is a registered investment adviser and as of
                           June 30, 2002 had approximately $2.4 billion in assets under management. Spectrum was founded in 1987 and specializes in the management of diversified preferred security portfolios primarily for institutional clients. Collectively, subsidiaries and affiliates of Principal Capital Management LLC manage over $102 billion in combined assets worldwide as of June 30, 2002.



                         NIAC will receive an annual fee, payable monthly, in a
                           maximum amount equal to .90% of the Fund's average daily net assets (including assets attributable to any FundPreferred shares that may be outstanding and the principal amount of Borrowings (sometimes referred to herein as "Managed Assets")), with lower fee levels for assets that exceed $500 million. NIAC will pay a portion of that fee to Spectrum. NIAC and Spectrum have contractually agreed to reimburse the Fund for fees and expenses in the amount of .32% of average daily Managed Assets of the Fund for the first five full years of the Fund's operations (through September 30, 2007), and for a declining amount for an additional three years (through September 30, 2010). See "Management of the Fund."


Distributions.........   Commencing with the Fund's first dividend, the Fund
                           intends to make regular monthly cash distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) based on the projected performance of the Fund. The

                           Fund's ability to maintain a level Common Share dividend rate will depend on a number of factors, including dividends payable on the FundPreferred shares. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income (after it pays accrued dividends on any outstanding FundPreferred shares). In addition, at least annually, the Fund intends to distribute net capital gain and taxable ordinary income, if any, to you so long as the net capital gain and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate, any FundPreferred shares. Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. You may elect to automatically reinvest some or all of your distributions in additional Common Shares under the Fund's Dividend Reinvestment Plan. See "Distributions" and "Dividend Reinvestment Plan."


Listing...............   The Common Shares have been approved for listing on
                           the New York Stock Exchange, subject to notice of issuance. See "Description of Shares--Common Shares." The trading or "ticker" symbol of the Common Shares is "JPS". Because of this exchange listing, the Fund may sometimes be referred to in public communications as a "closed-end exchange-traded fund" or "exchange-traded fund."


Custodian.............   State Street Bank and Trust Company will serve as
                           custodian of the Fund's assets. See "Custodian and Transfer Agent."

Market Discount from
Net Asset Value.......   Shares of closed-end investment companies frequently
                           trade at prices lower than net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares in a relatively short period of time following the completion of this offering. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. Net asset value will be reduced immediately following the offering by the sales load and the amount of organization and offering expenses paid by the Fund. See "Use of Proceeds," "Use of Leverage," "Risks," "Description of Shares," "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund." The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Special Risk
Considerations........   No Operating History.  The Fund is a newly organized,
                           non-diversified, closed-end management investment company with no history of operations.

                         Investment and Market Risk.  An investment in the
                           Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

                         Your Common Shares at any point in time may be worth
                           less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund intends to utilize leverage, which magnifies the stock market and interest rate risks. See "Use of Leverage."

                         Interest Rate Risk.  Interest rate risk is the risk
                           that fixed-income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise.

                         During periods of declining interest rates, an issuer
                           may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. See "Risks--Investment and Market Risk and Interest Rate Risk."

                         Credit Risk; Subordination.  Credit risk is the risk
                           that a preferred or debt security in the Fund's portfolio will decline in price or fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities are subordinated borrowing to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments.

                         Special Risks Related to Preferred Securities.  There
                           are special risks associated with investing in preferred securities:


                         Limited Voting Rights.  Generally, preferred security
                           holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.


                         In the case of taxable preferred securities (as
                           described under "The Fund's Investments--Portfolio Composition"), holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.


                         Special Redemption Rights.  In certain varying
                           circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.


                         See "Risks--Special Risks Related to Preferred
                           Securities."

                         Leverage Risk.  The use of leverage through the
                           issuance of FundPreferred shares or Borrowings creates an opportunity for increased Common Share net income and returns, but also creates special risks for Common Shareholders. There is no assurance that the Fund's leveraging strategy will be successful. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of FundPreferred shares (for example, distribution related expenses such as a participation fee paid at what it expects will be an annual rate of 0.25% of FundPreferred share liquidation preference to broker-dealers participating in FundPreferred share auctions).

                         Leverage creates two major types of risks for Common
                           Shareholders:

                            . the likelihood of greater volatility of net asset value and market price of Common Shares because changes in the value of the Fund's portfolio investments, including investments purchased with the proceeds of the issuance of FundPreferred shares or Borrowings, are borne entirely by the Common Shareholders; and

                            . the possibility either that Common Share income will fall if the dividend rate on FundPreferred shares or the interest rate on any Borrowings rises, or that Common Share income will fluctuate because the dividend rate on FundPreferred shares or the interest rate on any Borrowings varies.

                         See "Risks--Leverage Risk."

                         Concentration Risk.  The Fund intends to invest at
                           least 25% of its Managed Assets in the preferred securities of companies principally engaged in financial services. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting that sector.

                         A company is "principally engaged" in financial
                           services if it owns financial services-related assets that constitute at least 50% of its revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. Concentration of investments in the financial services sector includes the following risks:

                            . financial services companies may suffer a setback if regulators change the rules under which they operate;

                            .   unstable interest rates can have a
                                disproportionate effect on the financial services sector;

                            . financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

                            . financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

                         See "Risks--Concentration Risk."

                         Non-Diversification. Because the Fund is classified as
                           "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments" and "Risks--Non-Diversification."

                         Non-U.S. Securities Risk.  Investments in securities
                           of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in companies located in one region. See "Risks--Non-U.S. Securities Risks."

                         Hedging Risk.  The Fund's use of hedging and other
                           transactions to reduce the portfolio's exposure to increases in interest rates could result in poorer overall performance for the Fund. The Fund's use of hedging and other transactions to reduce risk involves costs and will be subject to Spectrum's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that Spectrum's judgment in this respect will be correct.


                         Interest Rate Transactions Risk.  The Fund may enter
                           into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. See "Hedging Transactions."


                         Tax Risk.  The Fund may invest in preferred securities
                           or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies (see "Tax Matters") if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service.

                         Inflation Risk.  Inflation risk is the risk that the
                           value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, FundPreferred share dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.


                         Anti-Takeover Provisions.  The Fund's Declaration of
                           Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust" and "Risks--Anti-Takeover Provisions."

                           SUMMARY OF FUND EXPENSES




   The Annual Expenses table below assumes the issuance of FundPreferred shares in an amount equal to 33 1/3% of the Fund's capital (after their issuance), and shows Fund expenses as a percentage of net assets attributable to Common Shares.




Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price).....................    4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)/(1)(2)/     .20%
Dividend Reinvestment Plan Fees................................................    None/(3)/








                                                      Percentage of
                                                        Net Assets
                                                     Attributable to
                                                    Common Shares /(5)/
                                                    ------------------
         Annual Expenses
         Management Fees/(4)/......................         1.35%
         Other Expenses/(4)/.......................          .30%
         Interest Payments on Borrowed Funds/(4)/..         None
                                                          ------
         Total Annual Expenses/(4)/................         1.65%
         Fee and Expense Reimbursement (Years 1-5).         (.48)%/(6)/
                                                          ------
         Total Net Annual Expenses (Years 1-5)/(4)/         1.17%/(6)/
                                                          ======

--------




(1)Nuveen has agreed to pay offering costs (other than sales load) that exceed $0.03 per Common Share.



(2)If the Fund offers FundPreferred shares, costs of that offering, estimated to be slightly more than 2% of the total amount of the FundPreferred share offering, will effectively be borne by the Common Shareholders and result in a reduction of the paid-in-capital attributable to the Common Shares.



(3)You will be charged a $2.50 service charge and pay brokerage charges if you direct State Street Bank and Trust Company, as agent for the Common Shareholders (the "Plan Agent") to sell your Common Shares held in a dividend reinvestment account.



(4)In the event the Fund, as an alternative to issuing FundPreferred shares, utilizes leverage through Borrowings in an amount equal to 33 1/3% of the Fund's total assets (including the amount obtained from leverage), it is estimated that, as a percentage of net assets attributable to Common Shares, the Management Fee would be 1.35%, Other Expenses would be .30%, Interest Payments on Borrowed Funds (assuming an interest rate of 5.00%, which interest rate is subject to change based on prevailing market conditions) would be 2.50%, Total Annual Expenses would be 4.15% and Total Net Annual Expenses would be 3.67%. Based on the total net annual expenses and in accordance with the example below, the expenses for years 1, 3, 5 and 10 would be $80, $152, $226 and $436, respectively.

(5)Stated as percentages of net assets attributable to Common Shares. Assuming no issuance of FundPreferred shares or Borrowings, the Fund's expenses would be estimated to be as follows:



                                                      Percentage of
                                                       Net Assets
                                                     Attributable to
                                                      Common Shares
                                                     ---------------
          Annual Expenses
          Management Fees...........................       .90%
          Other Expenses............................       .20%
          Interest Payments on Borrowed Funds.......      None
                                                          ----
          Total Annual Expenses.....................      1.10%
          Fees and Expense Reimbursement (Years 1-5)      (.32)%/(6)/
                                                          ----
          Total Net Annual Expenses (Years 1-5).....       .78%/(6)/
                                                          ====



(6)NIAC and Spectrum have contractually agreed to reimburse the Fund for fees and expenses in the amount of .32% of average daily Managed Assets for the first 5 full years of the Fund's operations, .24% of average daily Managed Assets in year 6, .16% in year 7 and .08% in year 8. Assuming the issuance of FundPreferred shares or Borrowings in an amount equal to 33 1/3% of the Fund's total assets (including the amount obtained from leverage) and calculated as a percentage of net assets attributable to Common Shares, those amounts would be .48% for the first 5 full years, .36% in year 6, .24% in year 7 and .12% in year 8. Without the reimbursement, "Total Net Annual Expenses" would be estimated to be 1.65% of average daily net assets attributable to Common Shares (or, assuming no issuance of Fund Preferred shares or Borrowings, 1.10% of average daily net assets).



   The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 20,000,000 Common Shares. See "Management of the Fund" and "Dividend Reinvestment Plan."



   The following example illustrates the expenses (including the sales load of $45) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 1.17% of net assets attributable to Common Shares in years 1 through 5, increasing to 1.65% in years 9 and 10 and (2) a 5% annual return:/(1)/



                      1 Year 3 Years 5 Years 10 Years/(2)/
                      ------ ------- ------- ------------
                       $56     $80    $106       $202


   The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.
--------

(1)The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at Common Share net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.



(2)Assumes reimbursement of fees and expenses of .24% of average daily Managed Assets in year 6, .16% in year 7 and .08% in year 8. NIAC and Spectrum have not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2010. See footnote 6 above and "Management of the Fund--Investment Management Agreement."

                                   THE FUND

   The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on June 24, 2002, pursuant to a Declaration governed by the laws of the Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

                                USE OF PROCEEDS

   The net proceeds of the offering of Common Shares will be approximately
$           ($            if the Underwriters exercise the over-allotment
option in full) after payment of the estimated organization and offering costs. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in preferred and debt securities that meet those investment objectives and policies within approximately two to three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government or its agencies or instrumentalities or in high quality, short-term money market instruments.

                            THE FUND'S INVESTMENTS

Investment Objectives and Policies

   The Fund's primary investment objective is high current income consistent with capital preservation. The Fund's secondary objective is to enhance portfolio value relative to the market for preferred securities by investing in
(i) securities that the Fund's subadviser believes are underrated or undervalued or (ii) sectors that the Fund's subadviser believes are undervalued. There can be no assurance that the Fund's investment objectives will be achieved.

   Under normal circumstances, the Fund will invest:

  .  at least 80% of its Managed Assets in preferred securities;

  . up to 20% of its Managed Assets in debt securities, including convertible debt securities and convertible preferred securities; and

  . 100% of its total assets in securities that, at the time of investment, are investment grade quality, which may include up to 10% in split-rated securities.

While the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its Managed Assets in illiquid securities. In addition, the Fund may invest up to 35% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers that are offered, traded or listed in U.S. markets.

   Investment grade quality securities are those rated within the four highest grades by at least one of the NRSROs (Baa or BBB or better by Moody's, S&P or Fitch), and securities that are unrated but judged to be of comparable quality by Spectrum. Investment grade securities may include split-rated securities. The Fund may invest up to 10% of its total assets in split-rated securities. See Appendix A in the Statement of Additional Information for a description of security ratings.

   The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and FundPreferred shares voting together as a single class, and of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of Shares--FundPreferred Shares--Voting Rights" and the Statement of Additional Information under "Description of Shares--FundPreferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of FundPreferred shares.

Investment Philosophy and Process

   Investment Philosophy. Spectrum's investment philosophy is centered on several underlying themes:

   Income Orientation. Over time the primary contributor to the total return of Spectrum's strategy comes from providing high levels of current income.

   High Quality Credit Focus. Spectrum believes there is a potential advantage to investing in subordinated preferred securities of strong, highly rated issuers as opposed to owning the senior debt of what Spectrum considers to be weak, deteriorating issuers.

   The Preferred Securities Market. Since its founding in 1987, Spectrum has focused on utilizing preferred securities, which during some periods have been the highest yielding investment grade issues in the U.S. capital markets, to meet its clients' investment objectives. Past performance of preferred securities is no guarantee of future results of such securities or of the Fund.

   Investment Process.  Spectrum's investment process focuses on:

   Macroeconomic and Credit Analysis. Spectrum's process begins by utilizing its in-house research capabilities and external credit sources such as Moody's, Fitch and S&P to identify economic sectors, industries and companies that Spectrum believes have a stable or improving credit profile.

   Security Selection. Spectrum employs a value-oriented style with a focus on choosing preferred securities that it believes are attractive relative to both other preferred securities and to the same issuer's senior debt. Features such as yield, call protection, subordination and liquidity are analyzed to justify inclusion within the portfolio.

   Diversification. Spectrum will seek to invest in a large number of different industries and issuers within both the financial services sector and within other areas of the economy in order to help to insulate the portfolio from events that affect any particular company or sector.

   Trading Opportunities. While income is the primary objective of the Fund, Spectrum will also seek to enhance portfolio value by trading to take advantage of inefficiencies found in the preferred securities market. This often entails selling issues Spectrum deems to be overvalued and buying what Spectrum considers to be undervalued securities.

   Full Investment. Spectrum's general strategy is to remain primarily invested in taxable preferred securities, although, it may at times use permitted temporary investments to adopt a defensive strategy if in its opinion such strategy is warranted by market conditions.


Portfolio Composition

   The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the Statement of Additional Information.

   Preferred Securities. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in preferred securities, not including convertible preferred securities. The Fund intends to invest primarily in taxable preferred securities that do not qualify for the Dividends Received Deduction. Preferred securities generally pay fixed or adjustable rate dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters.

   The Fund intends to invest at least 25% of its Managed Assets in the securities of companies principally engaged in financial services (which are prominent issuers of preferred securities) and is subject to the risks of such concentration (See "--Financial Services Company Securities").

   Taxable Preferred Securities. Pursuant to the Dividends Received Deduction, corporations may generally deduct 70% of the dividend income they receive. Corporate shareholders of a regulated investment company like the Fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the Dividends Received Deduction. However, not all preferred securities pay dividends that are eligible for the Dividends Received Deduction. Spectrum intends to invest primarily in taxable preferred securities (often referred to as "hybrid" preferred securities) that do not qualify for the Dividends Received Deduction. These types of taxable preferred securities typically offer additional yield spread versus other types of preferred securities due to this lack of special tax treatment.

   Taxable preferred securities are a comparatively new asset class. Taxable preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The taxable preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. The taxable preferred securities market is divided into the "$25 par" and the "institutional" segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, which trade and are quoted "flat", i.e., without accrued dividend income, and which are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, which trade and are quoted on an "accrued income" basis, and which typically have a minimum of 10 years of call protection (at premium prices) from the date of their original issuance.

   Taxable preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, taxable preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without adverse consequence to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when cumulative payments on the taxable preferred securities have not been made), these taxable preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Taxable preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

   Taxable preferred securities include but are not limited to:/(1)/

  .  trust originated preferred securities ("TOPRS(R)");

  .  monthly income preferred securities ("MIPS(R)");

  .  quarterly income bond securities ("QUIBS(R)");

  .  quarterly income debt securities ("QUIDS(R)");

  .  quarterly income preferred securities ("QUIPS/SM/");

  .  corporate trust securities ("CORTS(R)");

  .  public income notes ("PINES(R)");  and

  .  other trust preferred securities.
--------
(1)TOPRS is a registered service mark owned by Merrill Lynch & Co., Inc. MIPS and QUIDS are registered service marks and QUIPS is a service mark owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley Dean Witter & Co. CORTS and PINES are registered service marks owned by Salomon Smith Barney Inc.

   Taxable preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer default on its obligations under such a security, the amount of dividends the Fund pays may be adversely affected.

   Many taxable preferred securities are issued by trusts or other special purpose entities established by operating companies, and are not a direct obligation of an operating company. At the time a trust or special purpose entity sells its preferred securities to investors, the trust or special purpose entity purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for federal income tax purposes such that the holders of the taxable preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments of the taxable preferred securities are treated as interest rather than dividends for federal income tax purposes and, as such, are not eligible for the Dividends Received Deduction. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common shareholders, but would typically be subordinated to other classes of the operating company's debt. Typically a taxable preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

   Non-U.S. Securities. The Fund may invest up to 35% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers offered, traded or listed in U.S. markets. The Fund may invest in any region of the world and invests in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. The Fund does not intend to invest in companies based in emerging markets such as the Far East, Latin America and Eastern Europe. The World Bank and other international agencies define emerging markets based on such factors as trade initiatives, per capita income and level of industrialization. For purposes of this 35% limitation, non-U.S. securities include securities represented by American Depository Receipts.

   Financial Services Company Securities. The Fund intends to invest at least 25% of its Managed Assets in securities issued by companies "principally engaged" in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets that constitute at least 50% of its revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

   Debt Securities and Convertible Securities. The Fund may invest up to 20% of its Managed Assets in debt securities, including convertible debt securities and convertible preferred securities. Common stock acquired pursuant to a conversion feature will be subject to this 20% limitation. The Fund's investments in debt securities may include investments in U.S. dollar denominated corporate debt securities issued by domestic and non-U.S. corporations (subject to the requirements noted above) and U.S. dollar denominated government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. government or its agencies or instrumentalities (subject to the requirements noted above). Convertible securities are debt securities or preferred stock that are exchangeable for common stock of the issuer at a predetermined price (the "conversion price"). Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like common stock than debt instruments.

   Common Stock. Common Stock acquired by the Fund pursuant to a convertible feature will be subject to the 20% limitation noted above. Common stock generally represents an ownership interest in an issuer.

   Hedging Transactions. The Fund may engage in hedging and other transactions from time to time for the purpose of hedging some of its portfolio. The use of derivatives for purposes of hedging the portfolio will be restricted to reducing the portfolio's exposure to increases in interest rates. The specific derivative instruments will be limited to (A) U.S. Treasury security or U.S. Government Agency security futures contracts and (B) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such instruments must be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange. The Fund, in implementing its hedging strategies, may enter into futures transactions with a notional principal amount that will not exceed 35% of its Managed Assets, and may invest in options on futures the purchase price for which will not exceed 0.5% of Managed Assets in any calendar quarter. See "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information for further information on hedging transactions.

   Illiquid Securities. While the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its Managed Assets in illiquid securities. For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board of Trustees has delegated to Spectrum and NIAC the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed Spectrum and NIAC to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.


   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 10% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.


   Short-Term Debt Securities; Defensive Position; Invest-Up Period. Upon Spectrum's recommendation, during temporary defensive periods and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of Common Shares or FundPreferred shares are being invested, the Fund may deviate from its investment objectives and invest all or any portion of its Managed Assets in short-term investment grade debt securities. In such a case, the Fund may not pursue or achieve its investment objectives. In addition, during the temporary periods when the net proceeds of the offering of Common Shares or FundPreferred shares are being invested, the Fund may invest all or a portion of its assets in debt securities of long-term maturities issued by the U.S. Government or its agencies or instrumentalities.

   When-Issued and Delayed Delivery Transactions. The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

   Other Investment Companies. The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in preferred securities of the types in which the Fund may invest directly, or short-term debt securities. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or FundPreferred shares, or during periods when there is a shortage of attractive, preferred securities available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Spectrum will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available preferred securities. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

   Initial Portfolio Composition. If current market conditions persist, the Fund expects that its initial portfolio of preferred securities and debt securities will be comprised of securities with the following ratings, or in unrated securities judged by Spectrum to be of comparable credit quality:
40-45% in A or better and 55-60% in Baa. The Fund does not intend to invest any of its portfolio in securities that are, at the time of investment, either rated below investment grade by all of the NRSROs or that are unrated but judged to be below investment grade quality by Spectrum. In addition, the Fund will not invest more than 10% of its total assets in split-rated securities. The average call protection of the Fund's portfolio is expected to be approximately three to four years.

   Lending of Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in Spectrum's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and
(c) expenses of enforcing its rights.

   Portfolio Turnover. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of Spectrum, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

                                USE OF LEVERAGE

   The Fund may use leverage through the issuance of FundPreferred shares, commercial paper or notes and/or borrowing in an aggregate amount of approximately 33% of the Fund's capital after such issuance and/or borrowing.


   The Fund intends to apply for ratings for the FundPreferred shares from an NRSRO (most likely Moody's, S&P and/or Fitch). The Fund presently anticipates that any FundPreferred shares that it intends to issue initially would be given ratings of at least AA/Aa by such NRSROs as Moody's ("Aa"), S&P ("AA") or Fitch ("AA").



   Subject to market conditions and the Fund's receipt of at least a AA/Aa credit rating on FundPreferred shares, within approximately one and one-half to two months after the completion of the offering of the Common Shares, the Fund intends to offer FundPreferred shares representing approximately 33% of the Fund's capital immediately after their issuance. FundPreferred shares will have seniority over the Common Shares and any interest rate transactions the Fund enters into. The issuance of FundPreferred shares will leverage the Common Shares. Any Borrowings would also leverage, and have seniority over, the Common Shares. There is no assurance that the Fund's leveraging strategy will be successful.


   Changes in the value of the Fund's portfolio securities, including costs attributable to FundPreferred shares or Borrowings, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund uses leverage, the fees paid to NIAC (and to Spectrum) for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets.


   Under the 1940 Act, the Fund is not permitted to issue its own preferred shares unless immediately after the issuance the value of the Fund's asset coverage is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's asset coverage less liabilities other than borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's asset coverage less liabilities other than borrowings is at least 200% of such liquidation value. If FundPreferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem

FundPreferred shares from time to time to the extent necessary in order to maintain coverage of any FundPreferred shares of at least 200%. If FundPreferred shares are outstanding, two of the Fund's trustees will be elected by the holders of FundPreferred shares, voting separately as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and FundPreferred shares voting together as a single class. In the event the Fund failed to pay dividends on FundPreferred shares for two years, FundPreferred shares would be entitled to elect a majority of the trustees of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares.

   Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund's total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

   The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs which may issue ratings for FundPreferred shares or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede Spectrum from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the NRSROs would impede its ability to meet its investment objectives, or if the Fund is unable to obtain the rating on FundPreferred shares (expected to be AA/Aa), the Fund will not issue FundPreferred shares.


   Assuming that FundPreferred shares or Borrowings will represent in the aggregate approximately 33% of the Fund's capital and pay dividends or interest or a payment rate set by an interest rate transaction at an annual average rate of 4.75%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed 1.57% in order to cover such dividend payments or interest or payment rates and other expenses specifically related to FundPreferred shares or Borrowings. Of course, these numbers are merely estimates, used for illustration. Actual FundPreferred share dividend rates, interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.


   The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the issuance of FundPreferred shares or Borrowings representing approximately 33% of the Fund's total capital, and the Fund's currently projected annual FundPreferred share dividend rate, borrowing interest rate or payment rate set by an interest rate transaction of 4.75%. See "Risks" and "Use of Leverage."



      Assumed Portfolio Total Return (10.00)% (5.00)%  0.00 % 5.00% 10.00%
      Common Share Total Return..... (17.26)% (9.80)% (2.34)% 5.12% 12.59%


   Common Share total return is comprised of two elements -- the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on FundPreferred shares) and gains or losses on the value of the securities the Fund owns. As required by the Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation.

   Unless and until the Fund issues FundPreferred shares or, alternatively, uses leverage through Borrowings, the Common Shares will not be leveraged and this section will not apply.

                             HEDGING TRANSACTIONS

   The Fund may engage in hedging and other transactions from time to time for the purpose of hedging a portion of its portfolio holdings or in connection with the Fund's anticipated use of leverage through its sale of FundPreferred shares or Borrowings.

   Portfolio Hedging Transactions. The use of derivatives for purposes of hedging the portfolio will be restricted to reducing the portfolio's exposure to increases in interest rates. The specific derivative instruments will be limited to (A) U.S. Treasury security or U.S. Government Agency security futures contracts and (B) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such instruments must be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange. The Fund, in implementing its hedging strategies, may enter into futures transactions with a notional principal amount that will not exceed 35% of its Managed Assets, and may invest in options on futures the premiums for which will not exceed 0.5% of Managed Assets in any calendar quarter.

   U.S. Treasury and U.S. Government Agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. Government Agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government Agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government Agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

   Under regulations of the Commodity Futures Trading Commission currently in effect, which may change from time to time, with respect to futures contracts to purchase securities and call options on futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in order to counter the impact of any potential leveraging.

   There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Spectrum's ability to predict correctly changes in interest rate relationships or other factors.

   The Fund also may invest in relatively new instruments without a significant trading history. See "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information for further information on hedging transactions.

   Interest Rate Transactions. In connection with the Fund's anticipated use of leverage through its sale of FundPreferred shares or Borrowings, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap.

   The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.


   The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily.



   The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

   Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on FundPreferred shares or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

   Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that NIAC believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NIAC will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

   In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

   The Fund may choose or be required to redeem some or all FundPreferred shares or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                                     RISKS

   The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your Common Shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions.

No Operating History

   The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history.

Investment and Market Risk


   An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.


   Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund intends to utilize leverage, which magnifies the stock market and interest rate risks. See "Use of Leverage."

Interest Rate Risk

   Interest rate risk is the risk that fixed-income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise.

   During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Credit Risk; Subordination

   Credit risk is the risk that a preferred or debt security in the Fund's portfolio will decline in price or fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. The Fund may invest up to 10% of its total assets in split-rated securities. Split-rated securities are those securities that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch, so long as at least one NRSRO rates such securities within the four highest grades (i.e., investment grade quality). This means that a split-rated security may be regarded by one NRSRO (but by definition not by all NRSROs or by Spectrum) as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and accordingly subject to a greater risk of default. The prices of split-rated securities, in the view of one but not all NRSROs, may be more sensitive than securities without a split-rating to negative developments, such as a decline in the issuer's revenues or a general economic downturn. Preferred securities are subordinated borrowing to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments.

Special Risks Related to Preferred Securities

   There are special risks associated with investing in preferred securities:


   Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.


   In the case of certain taxable preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred security holders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity's rights as a creditor under the agreement with its operating company.

   Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

   Supply of Taxable Preferred Securities. The Financial Accounting Standards Board currently is reviewing accounting guidelines relating to taxable preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Fund may be adversely affected.


   New Types of Securities. From time to time, preferred securities, including taxable preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if Spectrum believes that doing so would be consistent with the Fund's investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility. Spectrum believes that the unavailability of such innovative securities would not adversely affect the Fund's ability to achieve its investment objectives.


Leverage Risk

   Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. There can be no assurance that the Fund's leverage strategy will be successful. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of FundPreferred shares (for example, distribution related expenses such as a participation fee paid at what it expects will be an annual rate of 0.25% of FundPreferred share liquidation preference to broker-dealers participating in FundPreferred share auctions).

   Any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease also will tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any FundPreferred shares or prepay any Borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

   In addition, such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any interest rate swap or cap transaction. Early termination of the interest rate swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. See "Hedging Transactions."

Concentration Risk

   The Fund intends to invest at least 25% of its Managed Assets in preferred securities of companies principally engaged in financial services. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting that sector.

   Concentration of investments in the financial services sector includes the following risks:

  . regulatory actions--financial services companies may suffer a setback if regulators change the rules under which they operate;

  . changes in interest rates--unstable interest rates can have a disproportionate effect on the financial services sector;

  . concentration of loans--financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

  . competition--financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Non-Diversification


   Because the Fund is classified as "non-diversified" under the 1940 Act it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments."

Non-U.S. Securities Risk

   Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in companies located in one region.

Hedging Risk

   The Fund's use of hedging and other transactions to reduce the portfolio's exposure to increases in interest rates could result in poorer overall performance for the Fund. There may be an imperfect correlation between the Fund's portfolio holdings and such hedging and other transactions entered into by the Fund, which may prevent the Fund from achieving the intended consequences of the applicable transaction or expose the Fund to risk of loss. Further, the Fund's use of hedging and other transactions to reduce risk involves costs and will be subject to Spectrum's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that Spectrum's judgment in this respect will be correct. See "Hedging Transactions" and "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information.

Interest Rate Transactions Risk


   The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. See "Hedging Transactions" and "Other Investment Policies and Techniques" in the Fund's Statement of Additional Information.




Convertible Security Risk

   Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. A convertible security may lose all of its value if the value of the underlying stock falls below the conversion price of the security. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stock holders. Consequently, the issuer's convertible securities generally entail less risk than its common stock.

Common Stock Risk

   While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Market Discount From Net Asset Value

   Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund's net asset value but entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.

Restricted and Illiquid Securities

   The Fund may invest, on an ongoing basis, in restricted securities and other investments which may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933 or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Inflation Risk

   Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, FundPreferred share dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

Anti-Takeover Provisions

   The Fund's Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."

                           HOW THE FUND MANAGES RISK

Investment Limitations

   The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a "majority of the outstanding" Common Shares and, if issued, FundPreferred shares voting together as a single class, and the approval of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

   The Fund may become subject to guidelines that are more limiting than the investment restrictions set forth herein and in the Statement of Additional Information in order to obtain and maintain ratings from Moody's, S&P or Fitch on the FundPreferred shares that it intends to issue. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or the Fund's ability to achieve its investment objectives. See "Investment Objectives" in the Statement of Additional Information for information about these guidelines and a complete list of the fundamental and non-fundamental investment policies of the Fund.

Quality Investments

   The Fund will invest its net assets in securities that are investment grade quality at the time of investment. Investment grade quality securities are those rated within the four highest grades by at least one of the NRSROs (Baa or BBB or better by Moody's, S&P or Fitch), and securities that are unrated but judged to be of comparable quality by Spectrum. Investment grade securities may include split-rated securities. The Fund may invest up to 10% of its total assets in split-rated securities.

Limited Issuance of FundPreferred Shares


   Under the 1940 Act, the Fund could issue FundPreferred shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the asset coverage of the Fund. If the total liquidation value of the FundPreferred shares was ever more than one-half of the value of the Fund's asset coverage, the Fund would not be able to declare dividends on the Common Shares until the liquidation value, as a percentage of the Fund's assets, was reduced. The Fund intends to issue FundPreferred shares representing about 33% of the Fund's total capital immediately after the time of issuance. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject Common Shareholders to less income and net asset value volatility than if the Fund were more leveraged. The Fund intends to purchase or redeem FundPreferred shares, if necessary, to keep the liquidation value of the FundPreferred shares below one-half of the value of the Fund's asset coverage.


Limited Borrowings

   Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any such Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more NRSROs which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Other

   Currently, the Fund may not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security. This restriction is a non-fundamental policy of the Fund that may be changed by vote of the Fund's Board of Trustees.

   While the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its Managed Assets in illiquid securities.

                            MANAGEMENT OF THE FUND

Trustees and Officers


   The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by NIAC and Spectrum. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.


Investment Adviser and Subadviser


   NIAC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser to the Fund. NIAC serves as investment adviser to investment portfolios with approximately $3.9 billion in assets under management as of July 31, 2002. See the Statement of Additional Information under "Investment Advisers."


   NIAC is responsible for the selection of the subadviser and ongoing monitoring of the subadviser, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.


   NIAC is a wholly owned subsidiary of The John Nuveen Company, 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, The John Nuveen Company and its affiliates had over $74 billion of net assets under management or surveillance as of July 31, 2002. The John Nuveen Company is a majority-owned subsidiary of The St. Paul Companies, Inc., a publicly-traded company which is principally engaged in providing property-liability insurance through subsidiaries.


   Spectrum, 4 High Ridge Park, Stamford, Connecticut 06905, is the subadviser to the Fund. Spectrum specializes in the management of diversified preferred security portfolios for institutional investors including Fortune 500 companies, pension funds, insurance companies and foundations. Spectrum, which is registered as an investment adviser with the Securities and Exchange Commission, commenced operations in 1987 and had approximately $2.4 billion in assets under management as of June 30, 2002.



   Spectrum is an independently managed subsidiary of Principal Capital Management LLC which is part of Principal Financial Group Inc., a publicly traded, diversified, insurance and financial services company. Collectively, subsidiaries and affiliates of Principal Capital Management LLC manage over $102 billion in combined assets worldwide as of June 30, 2002.


   A team of full-time Spectrum professionals, working together as the Fund's Investment Committee, is primarily responsible for overseeing the day-to-day operations of the Fund. Mark A. Lieb, Bernard M. Sussman and L. Phillip Jacoby, IV are co-portfolio managers of the Fund. Mr. Lieb is an Executive Director and the Chief Financial Officer of Spectrum. Mr. Sussman is an Executive Director and the Chief Investment Officer of Spectrum and is Chairman of Spectrum's Investment Committee. Mr. Jacoby is a Senior Vice President of Spectrum. As a subsidiary of Principal Capital Management LLC, Spectrum also can take advantage of Principal's extensive staff of internal credit analysts. See "The Fund's Investments--Investment Philosophy and Process."

   Spectrum may act as broker for the Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the Board of Trustees of the Fund. The Board of Trustees, including a majority of the trustees who are not "interested" trustees, has determined that portfolio transactions for the Fund may be executed through Spectrum if, in the judgment of NIAC and Spectrum, the use of Spectrum is likely to result in prices and execution at least as favorable to the Fund as would be available from other qualified brokers and if, in such transactions, Spectrum charges the Fund commission rates at least as favorable to the Fund as those charged by Spectrum to comparable unaffiliated customers in similar transactions. The Board of Trustees also has adopted procedures that are reasonably designed to provide that any commission, fee or other remuneration paid to Spectrum is consistent with the foregoing standard. The Fund will not effect principal transactions with Spectrum. In executing transactions through Spectrum, the Fund will be subject to, and intends to comply with, Section 17(e) of the 1940 Act and the rules thereunder. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

Investment Management Agreement

   Pursuant to an investment management agreement between NIAC and the Fund, the Fund has agreed to pay for the services and facilities provided by NIAC an annual management fee, payable on a monthly basis, according to the following schedule:


                                                  Management
                   Average Daily Managed Assets//    Fee
                   ------------------------------ ----------
                   Up to $500 million............   .9000%
                   $500 million to $1 billion....   .8750%
                   $1 billion to $1.5 billion....   .8500%
                   $1.5 billion to $2.0 billion..   .8250%
                   Over $2.0 billion.............   .8000%

   If the Fund utilizes leverage through the issuance of FundPreferred shares in an amount equal to 33 1/3% of the Fund's total assets (including the amount obtained from leverage), the management fee calculated as a percentage of net assets attributable to Common Shares would be as follows:


                                                       Management
              Net Assets Attributable to Common Shares    Fee
              ---------------------------------------- ----------
                    Up to $500 million................   1.3500%
                    $500 million to $1 billion........   1.3125%
                    $1 billion to $1.5 billion........   1.2750%
                    $1.5 billion to $2.0 billion......   1.2375%
                    Over $2.0 billion.................   1.2000%



   Pursuant to an investment sub-advisory agreement between NIAC and Spectrum, Spectrum will receive from NIAC a management fee equal to 40% of the management fee payable by the Fund to NIAC (net of the reimbursements described below).


   In addition to the fee of NIAC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NIAC), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any FundPreferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

   For the first eight full years of the Fund's operation, NIAC and Spectrum have contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:


                     Percentage                                    Percentage
                     Reimbursed                                    Reimbursed
  Year Ending    (as a percentage of                           (as a percentage of
    September 30   Managed Assets)   Year Ending September 30    Managed Assets)
    --------       ---------------   ------------------------    ---------------
      2002/(1)/         .32%                   2007                   .32%
        2003            .32%                   2008                   .24%
        2004            .32%                   2009                   .16%
        2005            .32%                   2010                   .08%
        2006            .32%

--------

(1)From the commencement of operations.



   NIAC and Spectrum have not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2010.

                                NET ASSET VALUE

   The Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

   For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

   Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Trustees deem appropriate to reflect their fair market value. However, certain fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

                                 DISTRIBUTIONS

   Commencing with the first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to FundPreferred shareholders. The Fund's ability to maintain a level dividend rate will depend on a number of factors, including dividends payable on the FundPreferred shares. The net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Over time, all the net investment income of the Fund will be distributed. At least annually, the Fund also intends to distribute net capital gain and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to FundPreferred shareholders. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Although it does not now intend to do so, the Board of Trustees may change the Fund's dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding FundPreferred shares.

   To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

                          DIVIDEND REINVESTMENT PLAN


   You may elect to have all dividends, including any capital gain dividends, on your Common Shares automatically reinvested by the Plan Agent, in additional Common Shares under the Dividend Reinvestment Plan (the "Plan"). You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by State Street Bank and Trust Company, as dividend paying agent.


   If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If on the payment date of the dividend, the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.


      (2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the dividend payment date. Interest will not be paid on any uninvested cash payments.


   You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

   The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Equiserve, P.O. Box 43010, Providence, Rhode Island 02940-3010, (800) 290-4390.

                             DESCRIPTION OF SHARES

Common Shares


   The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of FundPreferred shares if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no preemptive or conversion rights or rights to cumulative voting. At any time when FundPreferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on FundPreferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to the distributions. See "--FundPreferred Shares" below.



   The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.


   The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share. See "Use of Proceeds."

   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Use of Leverage" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund."

FundPreferred Shares

   The Declaration authorizes the issuance of an unlimited number of FundPreferred shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.


   The Fund's Board of Trustees has indicated its intention to authorize an offering of FundPreferred shares (representing approximately 33% of the Fund's capital immediately after the time the FundPreferred shares are issued) within approximately one and one-half to two months after completion of the offering of Common Shares. Any such decision is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of FundPreferred shares is likely to achieve the benefits to the Common Shareholders described in this Prospectus. Although the terms of the FundPreferred shares will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration) if and when it authorizes a FundPreferred shares offering, the Board has determined that the FundPreferred shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the FundPreferred shares will likely be as stated below.


   Limited Issuance of FundPreferred Shares. Under the 1940 Act, the Fund can issue FundPreferred shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the FundPreferred shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the FundPreferred shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and FundPreferred shares discussed in this Prospectus, the liquidation value of the FundPreferred shares is expected to be approximately 33% of the value of the Fund's total net assets. The Fund intends to purchase or redeem FundPreferred shares, if necessary, to keep that fraction below one-half.

   Distribution Preference. The FundPreferred shares have complete priority over the Common Shares as to distribution of assets.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of FundPreferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

   Voting Rights. FundPreferred shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the Statement of Additional Information and except as otherwise required by applicable law, holders of FundPreferred shares will vote together with Common Shareholders as a single class.

   Holders of FundPreferred shares, voting as a separate class, will be entitled to elect two of the Fund's trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than twelve trustees). The remaining trustees will be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the FundPreferred shares, the holders of all outstanding FundPreferred shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of FundPreferred shares will be required, in addition to the single class vote of the holders of FundPreferred shares and Common Shares. See the Statement of Additional Information under "Description of Shares--FundPreferred Shares--Voting Rights."


   Redemption, Purchase and Sale of FundPreferred Shares. The terms of the FundPreferred shares provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of FundPreferred shares by the Fund will reduce the leverage applicable to Common Shares, while any issuance of shares by the Fund will increase such leverage. See "Use of Leverage."


   The discussion above describes the Board of Trustees' present intention with respect to a possible offering of FundPreferred shares. If the Board of Trustees determines to authorize such an offering, the terms of the FundPreferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund.

Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.


   The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the FundPreferred shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust."


   The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

   Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

            REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

   The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.


   If the Fund converted to an open-end investment company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.


   Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS

   The following discussion of federal income tax matters is based on the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.

   The discussions below and in the Statement of Additional Information provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund. The following tax discussion assumes that you are a U.S. shareholder and that you hold the Common Shares as a capital asset.

   Dividends paid to you out of the Fund's "investment company taxable income" (which includes dividends the Fund receives, interest income, and net short-term capital gain) will be taxable to you as ordinary income to the extent of the Fund's earnings and profits. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gains, regardless of how long you have held the Common Shares. A distribution of an amount in excess of the Fund's earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Common Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares.

   Because the Fund does not intend to invest its assets in securities a significant portion of which would qualify for the Dividends Received Deduction, any corporate shareholder who otherwise would qualify for the Dividends Received Deduction should assume that dividends paid to it out of the Fund generally will not qualify for the Dividends Received Deduction.

   A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

   Each year, we will notify you of the tax status of dividends and other distributions.

   If you sell Common Shares, you may realize a capital gain or loss which will be long-term or short-term, depending on your holding period for the shares.

   We may be required to withhold U.S. federal income tax from all taxable distributions payable if you

  .  fail to provide us with your correct taxpayer identification number;

  .  fail to make required certifications; or

  .  have been notified by the IRS that you are subject to backup withholding.

   The withholding percentage is 30% for 2002 and 2003, and will decrease to 29% in 2004 and 2005 and 28% thereafter until 2011, when the percentage will revert to 31% unless amended by Congress. This withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

   Federal tax law imposes an alternative minimum tax with respect to individuals and corporations. Under current law, it is not expected that you will be subject to alternative minimum tax as a result of your investment in the Fund.

   The Fund intends to elect to be treated and to qualify as a regulated investment company under the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income and such amounts from previous years that were not distributed, then the Fund will be subject to a 4% excise tax on the undistributed amounts. Fund distributions also may be subject to state and local taxes. You should consult with your own tax advisor regarding the particular consequences to you of investing in the Fund.

   The Fund may invest in preferred securities or other securities the federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

                                 OTHER MATTERS


   A lawsuit was brought in June 1996 (Green et al. v. Nuveen Advisory Corp., et al.) by certain individual common shareholders of six leveraged closed-end funds sponsored by Nuveen in the federal district court for the Seventh Circuit Court of Appeals. The suit was originally brought against Nuveen, Nuveen Advisory Corp. ("Nuveen Advisory"), six Nuveen investment companies (the "leveraged closed-end funds") managed by Nuveen Advisory and two of the leveraged closed-end funds' former directors seeking unspecified damages, an injunction and other relief. The suit also sought certification of a defendant class consisting of all Nuveen-managed leveraged funds.


   The plaintiffs alleged that the leveraged closed-end funds engaged in certain practices that violated various provisions of the 1940 Act and common law. The plaintiffs also alleged, among other things, breaches of fiduciary duty by the funds' directors and Nuveen Advisory and various misrepresentations and omissions in prospectuses and shareholder reports relating to the use of leverage through the issuance and periodic auctioning of preferred stock and the basis of the calculation and payment of management fees to Nuveen Advisory and Nuveen. Plaintiffs also filed a motion to certify defendant and plaintiff classes.

   The defendants filed motions to dismiss the entire lawsuit asserting that the claims are without merit and to oppose certification of any classes. On March 30, 1999, the court entered a memorandum opinion and order (1) granting the defendants' motion to dismiss all of plaintiffs' counts against the defendants other than Nuveen Advisory, (2) granting Nuveen Advisory's motion to dismiss all of plaintiffs' counts against it other than breach of fiduciary duty under Section 36(b) of the 1940 Act, and (3) denying the plaintiffs' motion to certify a plaintiff class and a defendant class. No appeal was made by plaintiffs of this decision, and the remaining Section 36(b) count against Nuveen Advisory is discussed below.

   As to alleged damages, plaintiffs have claimed as damages the portion of all advisory compensation received by Nuveen Advisory from the funds during the period from June 21, 1995 to the present that is equal to the proportion of each of such fund's preferred stock to its total assets. The preferred stock constitutes approximately one third of the funds' assets so the amount claimed would equal approximately one third of management fees received by Nuveen Advisory for managing the funds during this period, or more than $60 million. Nuveen Advisory believes that it has no liability and the plaintiffs have suffered no damages and filed a motion for summary judgment as to both liability and damages.


   Plaintiffs filed a partial motion for partial summary judgment as to liability only. In a memorandum opinion and order dated September 6, 2001, the court granted Nuveen Advisory's motion for summary judgment and denied plaintiffs' motion for partial summary judgment, thereby terminating the litigation before the court. Plaintiffs appealed this decision on October 8, 2001. In an opinion dated July 8, 2002, the Seventh Circuit Court of Appeals affirmed the opinion of the district court dismissing the plaintiffs' lawsuit. Any petition for a writ of certiorari to the United States Supreme Court seeking to appeal the Seventh Circuit's opinion would need to be filed within ninety days of the Seventh Circuit's July 8, 2002 opinion.

                                 UNDERWRITING

   Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.


                                                              Number of
         Underwriters                                          Shares
         ------------                                         ---------
         Salomon Smith Barney Inc............................
         Nuveen Investments..................................
         A.G. Edwards & Sons, Inc............................
         Prudential Securities Incorporated..................
         UBS Warburg LLC.....................................
         Advest, Inc.........................................
         H&R Block Financial Advisors, Inc...................
         Fahnestock & Co. Inc................................
         Ferris, Baker Watts, Incorporated...................
         Janney Montgomery Scott LLC.........................
         Legg Mason Wood Walker, Incorporated................
         McDonald Investments Inc., a KeyCorp Company........
         Quick & Reilly, Inc. A FleetBoston Financial Company
         Raymond James & Associates, Inc.....................
         RBC Dain Rauscher, Inc..............................
         Ryan, Beck & Co., LLC...............................
         SunTrust Capital Markets, Inc.......................
         Wachovia Securities, Inc............................
         Wells Fargo Securities, LLC.........................
                                                               -------
            Total............................................
                                                               =======


   The underwriting agreement provides that the obligations of the several Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.


   The Underwriters, for whom Salomon Smith Barney Inc., Nuveen Investments, A.G. Edwards & Sons, Inc., Prudential Securities Incorporated, UBS Warburg LLC, Advest, Inc., H&R Block Financial Advisors, Inc., Fahnestock & Co. Inc., Ferris, Baker Watts, Incorporated, Janney Montgomery Scott LLC, Legg Mason Wood Walker, Incorporated, McDonald Investments Inc., a KeyCorp Company, Quick & Reilly, Inc. A FleetBoston Financial Company, Raymond James & Associates, Inc., RBC Dain Rauscher, Inc., Ryan, Beck & Co., LLC, SunTrust Capital Markets, Inc., Wachovia Securities, Inc. and Wells Fargo Securities, LLC , are acting as representatives, propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $0.45 per Common Share. The sales load the Fund will pay of $0.675 per share is equal to 4.5% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $0.10 per Common Share on sales to certain other dealers. Certain dealers acting in the capacity of sub-underwriters may receive additional compensation for acting in such a capacity. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common
Shares purchased on or before         , 2002. In connection with this offering,
Nuveen may perform clearing services without charge for brokers and dealers for whom it regularly provides clearing services that are participating in the offering as members of the selling group.

   The Fund has granted to the Underwriters an option, exercisable for 45 days
from the date of this Prospectus, to purchase up to           additional Common
Shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.


   The Fund, NIAC and Spectrum have agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior written consent of Salomon Smith Barney Inc. on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. Salomon Smith Barney Inc. in its sole discretion may release any of the securities subject to these agreements at any time without notice.



   Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, NIAC and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Common Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.


   The Fund, NIAC and Spectrum have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

   Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per share.


   In addition, the Fund has agreed to reimburse the Underwriters for certain expenses incurred by the Underwriters in the offering.



   Certain Underwriters participating in the Common Share offering may be invited, some period of time after completion of this offering, to participate in the offering of the FundPreferred shares and will receive compensation for their participation in that FundPreferred share offering. The number of Common Shares purchased by each Underwriter in this offering may be a factor in determining (i) whether that Underwriter is selected to participate in the offering of the FundPreferred shares, (ii) the number of FundPreferred shares allocated to that Underwriter in that offering, and (iii) the amount of certain additional FundPreferred share underwriting compensation available to that Underwriter. The offering costs associated with the issuance of FundPreferred shares are currently estimated to be slightly more than 2% of the total amount of the FundPreferred share offering. These costs will effectively be borne by the Common Shareholders.



   In connection with the requirements for listing the Fund's Common Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.



   Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the New York Stock Exchange. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This Prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.



   The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares on the New York Stock Exchange at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A "covering transaction" is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.





   The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives without liability on the part of the Underwriters to the Fund or NIAC or Spectrum if, prior to the delivery of and payment for the Common Shares, (i) trading in the Fund's Common Shares shall have been suspended by the Securities and Exchange Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on the New York Stock Exchange, (ii) a commercial banking moratorium shall have been declared by either federal or New York state authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the sole judgment of the representatives, impracticable or inadvisable to proceed with the offering or delivery of the Common Shares as contemplated by the Prospectus (exclusive of any supplement thereto).


   The Fund anticipates that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

   Prior to the public offering of Common Shares, NIAC purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this Prospectus, NIAC owned 100% of the outstanding Common Shares. NIAC may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares which is expected to occur as of the completion of the offering of Common Shares.

   Nuveen, 333 West Wacker Drive, Chicago, Illinois, 60606, one of the representatives of the Underwriters, is the parent company of NIAC.


   The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.


                         CUSTODIAN AND TRANSFER AGENT

   The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                LEGAL OPINIONS


   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bell, Boyd & Lloyd LLC, Chicago, Illinois, and for the Underwriters by Simpson Thacher & Bartlett, New York, New York. Bell, Boyd & Lloyd LLC and Simpson Thacher & Bartlett may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                    Page
                                                                    ----
        Use of Proceeds............................................   3
        Investment Objectives......................................   3
        Investment Policies and Techniques.........................   6
        Other Investment Policies and Techniques...................   9
        Management of the Fund.....................................  17
        Investment Advisers........................................  22
        Portfolio Transactions and Brokerage.......................  26
        Distributions..............................................  28
        Description of Shares......................................  28
        Certain Provisions in the Declaration of Trust.............  32
        Repurchase of Fund Shares; Conversion to Open-End Fund.....  34
        Tax Matters................................................  36
        Performance Related and Comparative Information............  40
        Experts....................................................  43
        Custodian..................................................  43
        Additional Information.....................................  43
        Report of Independent Auditors.............................  44
        Financial Statements.......................................  45
        Appendix A--Ratings of Investments......................... A-1
        Appendix B--Performance Related and Comparative Information B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                               4,000,000 Shares


                           Nuveen Quality Preferred
                                 Income Fund 2

                                 Common Shares

                                   --------

                                  PROSPECTUS

                                        , 2002

                                   --------


                             Salomon Smith Barney

                              Nuveen Investments

                           A.G. Edwards & Sons, Inc.


                             Prudential Securities


                                  UBS Warburg


                                 Advest, Inc.


                      H&R Block Financial Advisors, Inc.


                             Fahnestock & Co. Inc.


                              Ferris, Baker Watts


                                 Incorporated


                          Janney Montgomery Scott LLC


                            Legg Mason Wood Walker


                                 Incorporated


                           McDonald Investments Inc.


                             Quick & Reilly, Inc.


                                 Raymond James


                              RBC Capital Markets


                               Ryan, Beck & Co.


                        Including the Gruntal Division


                          SunTrust Robinson Humphrey


                              Wachovia Securities


                          Wells Fargo Securities, LLC


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                   FRH-PQ9-0902

     The information in this statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                  SUBJECT TO COMPLETION, DATED AUGUST 22, 2002

                     NUVEEN QUALITY PREFERRED INCOME FUND 2

                       STATEMENT OF ADDITIONAL INFORMATION

       Nuveen Quality Preferred Income Fund 2 (the "Fund") is a newly organized, non-diversified closed-end management investment company.

     This Statement of Additional Information relating to common shares of the Fund ("Common Shares") does not constitute a prospectus, but should be read in
conjunction with the Fund's Prospectus relating thereto dated            , 2002,
(the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Use of Proceeds.............................................................. 3
Investment Objectives.........................................................3
Investment Policies and Techniques............................................6
Other Investment Policies and Techniques......................................9
Management of the Fund.......................................................17
Investment Advisers..........................................................22
Portfolio Transactions and Brokerage.........................................26
Distributions ...............................................................28
Description of Shares........................................................28
Certain Provisions in the Declaration of Trust...............................32
Repurchase of Fund Shares; Conversion to Open-End Fund.......................34
Tax Matters..................................................................36
Performance Related and Comparative Information..............................40
Experts......................................................................43
Custodian....................................................................43
Additional Information.......................................................43
Report of Independent Auditors...............................................44
Financial Statements.........................................................45
Ratings of Investments (Appendix A)........................................ A-1
Performance Related and Comparative Information (Appendix B)............... B-1

This Statement of Additional Information is dated        , 2002.

                                 USE OF PROCEEDS

         The net proceeds of the offering of Common Shares of the Fund will be
     approximately: $            ($             if the Underwriters exercise the
over-allotment option in full) after payment of organization and offering costs.

         For the Fund, NIAC has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share.

         Pending investment in preferred and debt securities that meet the Fund's investment objectives and policies, the net proceeds of the offering will be invested in U.S. government securities or high quality, short-term money market instruments.

                              INVESTMENT OBJECTIVES

         The Fund's primary objective is high current income consistent with capital preservation. The Fund's secondary objective is to enhance portfolio value relative to the market for preferred securities by investing in (i) securities that the Fund's subadviser believes are underrated or undervalued or
(ii) sectors that the Fund's subadviser believes are undervalued. There can be no assurance that the Fund's investment objectives will be achieved.

         The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and FundPreferred shares voting together as a single class, and of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of Shares--FundPreferred Shares--Voting Rights" in the Fund's Prospectus and "Description of Shares--FundPreferred Shares--Voting Rights" in this Statement of Additional Information for additional information with respect to the voting rights of holders of FundPreferred shares.

INVESTMENT RESTRICTIONS

         Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, FundPreferred shares voting together as a single class, and of the holders of a majority of the outstanding FundPreferred shares voting as a separate class:

                  (1) Issue senior securities, as defined in the Investment Company Act of 1940, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;

                  (2) Borrow money, except as permitted by the Investment Company Act of 1940;

                  (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

                  (4) Invest more than 25% of its total assets in securities of issuers in any one industry other than the financial services industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities;

                  (5) Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

                  (6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

                  (7) Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations; and

                  (8) Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

         For purposes of the foregoing and "Description of Shares-- FundPreferred Shares--Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         For the purpose of applying the limitation set forth in subparagraph
(8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

         Under the Investment Company Act of 1940, the Fund may invest only up to 10% of its Managed Assets in the aggregate in shares of other investment companies and only up to 5% of its Managed Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risks", the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

                  (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

                  (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

                  (3) Purchase securities of companies for the purpose of exercising control.

         The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

         The Fund intends to apply for ratings for its FundPreferred shares from a nationally recognized statistical rating organization ("NRSRO") (typically, Moody's, S&P or Fitch). In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by the NRSRO. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund may also be subject to certain restrictions and guidelines imposed by lenders if the Fund engages in Borrowings. The Fund does not anticipate that such guidelines would have a material adverse effect on its Common Shareholders or the Fund's ability to achieve its investment objectives. The Fund presently anticipates that any FundPreferred shares that it intends to issue initially would be given at least a AA/Aa rating by such NRSRO -- Moody's ("Aa"), S&P ("AA") or Fitch ("AA") -- but no assurance can be given that such ratings will be obtained. NRSROs receive fees in connection with their ratings issuances.

                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

         The Fund's primary investment objective is high current income consistent with capital preservation. The Fund's secondary objective is to enhance portfolio value relative to the market for preferred securities by investing in (i) securities that the Fund's subadviser believes are underrated or undervalued or (ii) sectors that the Fund's subadviser believes are undervalued. There can be no assurance that the Fund's investment objectives will be achieved.

         Under normal circumstances, the Fund will invest:

         .   at least 80% of its Managed Assets in preferred securities;

         . up to 20% of its Managed Assets in debt securities, including convertible debt securities and convertible preferred securities; and

         . 100% of its total assets in securities that, at the time of investment, are investment grade quality or better.




         Investment grade quality securities are those rated within the four highest grades by at least one of the NRSROs (Baa or BBB or better by Moody's, S&P or Fitch), and securities that are unrated but judged to be of comparable quality by Spectrum. Investment grade securities may include securities that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch, so long as at least one NRSRO rates such securities within the four highest grades (such securities are called "split-rated securities"). The Fund may invest up to 10% of its total assets in split-rated securities. See
Appendix A in this Statement of Additional Information for a description of security ratings.



         While the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its Managed Assets in illiquid securities. In addition, the Fund may invest up to 35% of its Managed Assets in U.S. dollar-denominated securities of non-U.S. companies offered, traded or listed in U.S. markets.

INVESTMENT PHILOSOPHY AND PROCESS

         Investment Philosophy. Spectrum's investment philosophy is centered on several underlying themes:

         Income Orientation. Over time the primary contributor to the total return of Spectrum's strategy comes from providing high levels of current income.

         High Quality Credit Focus. Spectrum believes there is a potential advantage to investing in subordinated preferred securities of strong, highly rated issuers, as opposed to owning the senior debt of what Spectrum considers to be weak, deteriorating issuers.

         The Preferred Securities Market. Since its founding in 1987, Spectrum has focused on utilizing preferred securities, which during some periods have been the highest yielding investment grade issues in the U.S. capital markets, to meet its clients' investment objectives. Past performance of preferred securities is no guarantee of future results of such securities or of the Fund.

         Investment Process. Spectrum's investment process focuses on:

         Macroeconomic and Credit Analysis. Spectrum's process begins by utilizing its in-house research capabilities and external credit sources such as Moody's, Fitch and S&P to identify economic sectors, industries and companies that Spectrum believes have a stable or improving credit profile.

         Security selection. Spectrum employs a value-oriented style with a focus on choosing preferred securities that it believes are attractive relative to both other preferred securities and to the same issuer's senior debt. Features such as yield, call protection, subordination and liquidity are analyzed to justify inclusion within the portfolio.

         Diversification. Spectrum will seek to invest in a large number of different industries and issuers within both the financial services sector and within other areas of the economy in order to help to insulate the portfolio from events that affect any particular company or sector.

         Trading Opportunities. While income is the primary objective of the Fund, Spectrum will also seek to enhance portfolio value by trading to take advantage of inefficiencies found in the preferred securities market. This often entails selling issues Spectrum deems to be overvalued and buying what Spectrum considers to be undervalued securities.

         Full Investment. Spectrum's general strategy is to remain primarily invested in taxable preferred securities, although, it may at times use permitted temporary investments to adopt a defensive strategy if in its opinion such strategy is warranted by market conditions.

PORTFOLIO COMPOSITION

         Preferred Securities. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in preferred securities. The Fund will notify shareholders at least 60 days prior to any change in the 80% policy. The Fund intends to invest primarily in taxable preferred securities.

     Preferred securities pay fixed or adjustable rate dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable.

     Preferred stockholders usually have no right to vote for corporate directors or on other matters.

     Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates and in the Dividends Received Deduction.

     Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

     Additional Information on Taxable Preferred Securities. See "The Fund's
     ------------------------------------------------------
Investments - Portfolio Composition - Preferred Securities" for a general description of taxable preferred securities.

     Taxable preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits.

     Convertible Securities. Traditional convertible preferred securities permit the holder to convert into a specified number of shares at the holder's option at any time prior to some specified date. Such securities are often less liquid than fixed preferred securities. As with traditional preferred securities, taxable preferred securities may be convertible into underlying common stock of the issuer or associated grantor.


     Temporary Investments and Defensive Position. Upon Spectrum's recommendation and for temporary defensive purposes or to keep cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in cash equivalents and investment grade fixed income securities. In such a case, the Fund may not pursue or achieve its investment objectives. These investments are defined to include, without limitation, the following:

                  (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                  (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

                  (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Fund's investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.


                  (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Spectrum will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.


                    OTHER INVESTMENT POLICIES AND TECHNIQUES

NON-U.S. SECURITIES

         The Fund may invest up to 35% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers offered, traded or listed in U.S. markets. For this purpose, securities of non-U.S. issuers include American Depository Receipts (ADRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of non-U.S. issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar-denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

         Investors should understand and consider carefully the risks involved in investing in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. issuers. These considerations include: less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in issuers located in one region.

         Although the Fund intends to invest in companies and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of non-U.S. bank deposits or other assets, establishment of exchange controls, the adoption of non-U.S. government restrictions, or other adverse political, social or diplomatic developments that could affect investment in non-U.S. issuers.

         Debt Obligations of Non-U.S. Governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         Eurodollar Instruments and Yankee Bonds. The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S.
dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar denominated certificates of deposit issued by non-U.S. branches of domestic banks and Yankee CDs are U.S.
dollar denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

SPLIT-RATED SECURITIES

         The Fund may invest up to 10% of its total assets in split-rated securities. Split-rated securities are those securities that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch, so long as at least one NRSRO rates such securities within the four highest grades (i.e., investment grade quality). This means that a split-rated security may be regarded by one NRSRO (but by definition not by all NRSROs or by Spectrum) as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and accordingly subject to a greater risk of default. The prices of split-rated securities, in the view of one but not all NRSROs, may be more sensitive than securities without a split-rating to negative developments, such as a decline in the issuer's revenues or a general economic downturn.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         The Fund may enter into U.S. Treasury security or U.S. Government Agency security futures contracts and may purchase options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes, in accordance with the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission (the "Commission"). As a non-fundamental policy that can be changed by the Board of Trustees, the use of derivatives for purposes of hedging the portfolio will be restricted to reducing the portfolio's exposure to increases in interest rates. In addition, the Fund, in implementing its hedging strategies, may enter into futures transactions with a notional principal amount that will not exceed 35% of its Managed Assets, and may invest in options on futures the premiums for which will not exceed 0.5% of Managed Assets in any calendar quarter.

         A U.S. Treasury security or U.S. Government Agency security futures contract is a standardized contract for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or its equivalent at a future date at a price set at the time of the contract. The Fund may only enter into futures contracts traded on regulated commodity exchanges.

         Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates. The Fund is not a commodity pool and, in compliance with CFTC regulations currently in effect, may enter into any futures contracts and related options for "bona fide hedging" purposes and, in addition, for other purposes, provided that aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 0.5% of the Fund's Managed Assets, after taking into account unrealized profits and unrealized losses on any such contracts. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.
See "Tax Matters."

         Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts to purchase securities and call options on futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Commission is that the Fund's long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in order to counter the impact of any potential leveraging.

         The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).


         The Fund may purchase call options on U.S. Treasury security or U.S. Government Agency security futures contracts in order to hedge a portion of its investments. Daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.


         An option on a U.S. Treasury security or U.S. Government Agency security futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury security or U.S. Government Agency security futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

         The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

         With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

         Risks Associated with Futures Contracts and Options on Futures Contracts. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Spectrum's ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that Spectrum's judgment in this respect will be correct.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         In the future, the Fund may invest in relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

INTEREST RATE TRANSACTIONS

         In connection with the Fund's anticipated use of leverage through its sale of FundPreferred shares or Borrowings, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on FundPreferred shares or any variable rate Borrowings. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

         The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

         Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the FundPreferred shares or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares. Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that NIAC believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NIAC will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments. In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares.

         The Fund may choose or be required to redeem some or all of the FundPreferred shares or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than cost.

REPURCHASE AGREEMENTS

         As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income between Common Shares and FundPreferred shares, if any. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Spectrum, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Spectrum will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Spectrum will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

ZERO COUPON BONDS


         The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically and may be more speculative than such securities. In addition, the Fund's investments in zero coupon bonds will result in special tax consequences. Although zero coupon bonds do not make interest payments, for tax purposes, a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the Fund each year. Because the Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.


LENDING OF PORTFOLIO SECURITIES

         The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in Spectrum's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

PORTFOLIO TRADING AND TURNOVER RATE

         Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Spectrum believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics.

         The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain. Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of preferred securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 50%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 50% in particular years.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS


         The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven. None of the trustees who are not "interested persons" of the Fund has ever been a director or employee of, or consultant to, Nuveen or Spectrum or their affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.



                                           Positions and Offices       Principal Occupations, Including       Number of Portfolios
                                        with the Fund and Year First   Other Directorships Held, During         in Fund Complex
     Name and Address       Birthdate       Elected or Appointed            Past Five Years                   Overseen by Trustee
     ----------------       ---------       --------------------            ---------------                   -------------------

Trustee who is an "interested person" of the Fund:

Timothy R.  Schwertfeger*   03/28/49      Chairman of the Board,       Chairman and Director (since July              130
333 West Wacker Drive                     President and Trustee,       1996) of The John Nuveen Company,
Chicago, IL 60606                         2002                         Nuveen Investments, Nuveen Advisory
                                                                       Corp. and

_______________________________

* Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of The John Nuveen Company, Nuveen Investments and NIAC.

                                           Positions and Offices       Principal Occupations, Including       Number of Portfolios
                                        with the Fund and Year First   Other Directorships Held, During         in Fund Complex
     Name and Address       Birthdate       Elected or Appointed            Past Five Years                   Overseen by Trustee
     ----------------       ---------       --------------------            ---------------                   -------------------
                                                                       Nuveen Institutional Advisory Corp.;
                                                                       prior thereto, Executive Vice
                                                                       President and Director of The John
                                                                       Nuveen Company and Nuveen Investments;
                                                                       Director (since 1992) and Chairman
                                                                       (since 1996) of Nuveen Advisory Corp.
                                                                       and Nuveen Institutional Advisory
                                                                       Corp.; Chairman and Director (since
                                                                       January 1997) of Nuveen Asset Management
                                                                       Inc.; Director (since 1996) of
                                                                       Institutional Capital Corporation;
                                                                       Chairman and Director (since 1999) of
                                                                       Rittenhouse Financial Services Inc.;
                                                                       Chief Executive Officer (since
                                                                       1999) of Nuveen Senior Loan
                                                                       Asset Management Inc.


Trustees who are not "interested persons" of the Fund:

James E.  Bacon              2/27/31      Trustee, 2002                Treasurer, Cathedral of St. John the Devine     18
114 W.  47th St.                                                       (New York City) (since 1997); formerly,
New York, NY 10036                                                     Director of Lone Star Industries, Inc.
                                                                       (1992-1999); previously, Director and
                                                                       Executive Vice President of U.S. Trust
                                                                       Corporation and Trustee of United States
                                                                       Trust Company of New York.

William E.  Bennett**       10/16/46      Trustee, 2002                Private Investor; previously,                   18
55 W.  Monroe                                                          President and Chief Executive
Chicago, IL 60606                                                      Officer, Draper & Kramer, Inc.,
                                                                       a private company that handles
                                                                       mortgage banking, real estate
                                                                       development, pension advisory
                                                                       and real estate management
                                                                       (1995 - 1998).


Jack B.  Evans              10/22/48      Trustee, 2002                President, The Hall-Perrine                     18
115 Third Street, S.E.                                                 Foundation, a private philanthropic
Cedar Rapids, IA 52401                                                 corporation (since 1996); Director,
                                                                       Alliant Energy; Director and Vice
                                                                       Chairman, United Fire & Casualty
                                                                       Company; Director, Federal Reserve
                                                                       Bank of Chicago; formerly, President and
                                                                       Chief Operating Officer, SCI
                                                                       Financial Group, Inc., a regional
                                                                       financial services firm.

William L.  Kissick          7/29/32      Trustee, 2002                Professor Emeritus, School of Medicine          18
50 Johnson's Point                                                     and the Wharton School of Management and
Branford, CT 06405                                                     former Chairman, Leonard Davis
                                                                       Institute of Health Economics,
                                                                       University of Pennsylvania; Adjunct Professor,
                                                                       Health Policy and Management, Yale University.

Thomas E. Leafstrand        11/11/31      Trustee, 2002                Retired; previously, Vice President             18
412 W.  Franklin                                                       in charge of Municipal Underwriting
Wheaton, IL 60187                                                      and Dealer Sales at The Northern
                                                                       Trust Company.

Sheila W.  Wellington**      2/24/32      Trustee, 2002                President (since 1993) of Catalyst (a           18
250 Park Avenue                                                        not-for-profit organization focusing
New York, NY 10003                                                     on women's leadership development in
                                                                       business and the professions).


** As a result of their ownership of securities issued by Citigroup, the parent company of Salomon Smith Barney Inc., one of the principal underwriters of the Fund, the Fund believes that Mr. Bennett and Ms. Wellington may be deemed to be interested persons for as long as Salomon Smith Barney Inc. serves as principal underwriter to the Fund and, therefore, for purposes of this offering they are being treated as interested persons. Mr. Bennett and Ms. Wellington own less than 1% of such securities outstanding and have abstained from voting on any items involving the appointment of Salomon Smith Barney Inc. as principal underwriter to the Fund.

                                           Positions and Offices       Principal Occupations, Including       Number of Portfolios
                                        with the Fund and Year First      Directorships Held, During            in Fund Complex
     Name and Address       Birthdate       Elected or Appointed            Past Five Years                   Overseen by Officer
     ----------------       ---------       --------------------            ---------------                   -------------------
Officers of the Fund:

Michael T. Atkinson           2/3/66      Vice President and           Vice President (since January 2002),           130
333 West Wacker Drive                     Assistant Secretary,         formerly Assistant Vice President
Chicago, IL 60606                         2002                         (since 2000), previously, Associate
                                                                       of Nuveen Investments.

Peter H.  D'Arrigo          11/28/67      Vice President and           Vice President of Nuveen Investment            130
333 West Wacker Drive                     Treasurer, 2002              (since 1999), prior thereto, Assistant
Chicago, IL 60606                                                      Vice President (from 1997); formerly,
                                                                       Associate of Nuveen Investment;
                                                                       Vice President and Treasurer (since
                                                                       1999) of Nuveen Senior Loan
                                                                       Asset Management Inc.; Chartered
                                                                       Financial Analyst.

Susan M. DeSanto              9/8/54      Vice President, 2002         Vice President of Nuveen Advisory              130
333 West Wacker Drive                                                  Corp. (since 2001); previously, Vice
Chicago, IL 60606                                                      President of Van Kampen Investment
                                                                       Advisory Corp. (since 1998); prior
                                                                       thereto, Assistant Vice President of
                                                                       Van Kampen Investment Advisory Corp.
                                                                       (since 1994).

Jessica R. Droeger           9/24/64      Vice President and           Vice President (since January 2002)            130
333 West Wacker Drive                     Assistant Secretary,         and Assistant General Counsel (since
Chicago, IL 60606                         2002                         1998); formerly, Assistant Vice
                                                                       President (since 1998), of Nuveen Investments;
                                                                       Vice President (since May 2002), formerly
                                                                       Assistant Vice President and Assistant
                                                                       Secretary (since 1998), of Nuveen Advisory
                                                                       Corp. and Nuveen Institutional Advisory Corp.;
                                                                       prior thereto, Associate at the law firm
                                                                       D'Ancona Partners LLC.

Lorna C.  Ferguson          10/24/45      Vice President, 2002         Vice President of Nuveen Investments;          130
333 West Wacker Drive                                                  Vice President (since 1998) of
Chicago, IL 60606                                                      Nuveen Advisory Corp. and Nuveen
                                                                       Institutional Advisory Corp.

William M.  Fitzgerald        3/2/64      Vice President, 2002         Managing Director (since 2001), formerly,      130
333 West Wacker Drive                                                  Vice President
Chicago, IL 60606                                                      of Nuveen Advisory Corp. and Nuveen
                                                                       Institutional Advisory Corp. (since 1995);
                                                                       Chartered Financial Analyst.

Stephen D.  Foy              5/31/54      Vice President and           Vice President of Nuveen Investments           130
333 West Wacker Drive                     Controller, 2002             and The John Nuveen Company; Vice President
Chicago, IL 60606                                                      (since 1999) of Nuveen Senior Loan Asset
                                                                       Management Inc.; Certified Public Accountant.

David J. Lamb                3/22/63      Vice President, 2002         Vice President (since 2000) of                 130
333 West Wacker Drive                                                  Nuveen Investments, previously
Chicago, IL 60606                                                      Assistant Vice President (since
                                                                       1999); prior thereto, Associate
                                                                       of Nuveen Investments; Certified
                                                                       Public Accountant.

Tina M. Lazar                8/27/61      Vice President, 2002         Vice President (since 1999), previously        130
333 West Wacker Drive                                                  Assistant Vice President (since 1993)
Chicago, IL 60606                                                      of Nuveen Investments.

Larry W.  Martin             7/27/51      Vice President and           Vice President, Assistant Secretary            130
333 West Wacker Drive                     Assistant Secretary,         and Assistant General Counsel of
Chicago, IL 60606                         2002                         Nuveen Investments; Vice President and
                                                                       Assistant Secretary of Nuveen Advisory
                                                                       Corp. and

                                      19

                                       Positions and Offices       Principal Occupations, Including            Number of Portfolios
                                    with the Fund and Year First   Directorships Held, During                    in Fund Complex
     Name and Address   Birthdate       Elected or Appointed            Past Five Years                        Overseen by Officer
     ----------------   ---------       --------------------            ---------------                        -------------------
                                                                   Nuveen Institutional Advisory Corp.;
                                                                   Assistant Secretary of The John Nuveen
                                                                   Company and (since 1997) of Nuveen Asset
                                                                   Management Inc.; Vice President and
                                                                   Assistant Secretary (since 1999) of Nuveen
                                                                   Senior Loan Asset Management Inc.

Gifford R.  Zimmerman   9/9/56       Vice President and            Managing Director (since 2002), Assistant          130
333 West Wacker Drive                Secretary, 2002               Secretary and Associate General Counsel,
Chicago, IL 60606                                                  formerly, Vice President and Assistant General
                                                                   Counsel of Nuveen Investments; Managing
                                                                   Director (since 2002), General Counsel
                                                                   and Assistant Secretary, formerly, Vice
                                                                   President of Nuveen Advisory Corp. and Nuveen
                                                                   Institutional Advisory Corp.; Managing Director
                                                                   (since 2002), Assistant Secretary, formerly,
                                                                   Vice President (since 1999) of Nuveen Senior
                                                                   Loan Asset Management Inc.; Managing Director
                                                                   (since 2002), Assistant Secretary and Associate
                                                                   General Counsel, formerly, Vice President (since
                                                                   2000), of Nuveen Asset Management Inc.; Vice
                                                                   President and Assistant Secretary of The John
                                                                   Nuveen Company (since 1994); Chartered Financial
                                                                   Analyst.


         The Board of Trustees has four standing committees: the executive committee, the audit committee, the nominating and governance committee and the dividend and valuation committee. Because the Fund is newly organized, none of the committees have met during the Fund's last fiscal year. The executive committee met once prior to the commencement of the Fund's operations.

         William L. Kissick and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

         The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are James E. Bacon, William E. Bennett, Jack B. Evans, William L. Kissick and Thomas E. Leafstrand.

         The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are James E. Bacon, William E. Bennett, Jack B. Evans, William L. Kissick, Thomas E. Leafstrand and Sheila W. Wellington.

         The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, William E. Bennett and Thomas E. Leafstrand.

         The valuation committee oversees the Fund's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The members of the valuation committee are William E. Bennett and Thomas E. Leafstrand.

         The trustees of the Fund are also trustees of ten Nuveen open-end funds and eight Nuveen closed-end funds advised by NIAC. Mr. Schwertfeger also is a director or trustee, as the case may be, of 30 Nuveen open-end and 82 closed-end funds advised by Nuveen Advisory Corp. None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, NIAC, Nuveen or their affiliates. In addition, none of the independent trustees owns beneficially or of record, any security of NIAC, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NIAC or Nuveen.

         The Common Shareholders of the Fund will elect trustees at the next annual meeting of Common Shareholders, unless any FundPreferred shares are outstanding at that time, in which event holders of FundPreferred shares, voting as a separate class, will elect two trustees, and the remaining trustees shall be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. Holders of FundPreferred shares will be entitled to elect a majority of the Fund's trustees under certain circumstances. See "Description of Shares - FundPreferred Shares - Voting Rights." The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2001:

                                                                  Aggregate Dollar Range of Equity Securities in All
                             Dollar Range of Equity Securities   Registered Investment Companies Overseen by Trustee
      Name of Trustee                   in the Fund                       in Family of Investment Companies
      ---------------                   -----------                          ------------------------------
Timothy R. Schwertfeger                      $0                                     Over $100,000

James E. Bacon                               $0                                   $50,001 - $100,000

William E. Bennett                           $0                                   $10,001 - $50,000

Jack B. Evans                                $0                                     Over $100,000

William L. Kissick                           $0                                   $50,001 - $100,000

Thomas E. Leafstrand                         $0                                     Over $100,000

Sheila W. Wellington                         $0                                     Over $100,000

         The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund's obligations to make distributions under the Plan.

                              Estimated Aggregate      Total Compensation from    Amount of Total Compensation
     Name of Trustee        Compensation from Fund*    Fund and Fund Complex**       That Has Been Deferred
     ---------------        -----------------------    -----------------------    ----------------------------
Timothy R.  Schwertfeger            $    0                     $     0                      $     0

James E.  Bacon                      4,820                      44,500                       37,100

William E.  Bennett                  4,984                      38,650                       26,963

Jack B.  Evans                       4,820                      48,000                       28,658

William L.  Kissick                  4,820                      47,500                       18,000

Thomas E.  Leafstrand                4,984                      51,000                       24,440

Sheila W.  Wellington                4,820                      48,000                       46,308

____________________________

* Based on the estimated compensation to be earned by the independent trustees for the period from inception through the end of the Fund's first full fiscal year for services to the Fund.

**Based on the compensation paid to the trustees for the one year period ending 12/31/01 for services to the open-end and closed-end funds advised by NIAC.

         The Fund has no employees. Its officers are compensated by NIAC or The John Nuveen Company.

                                 INVESTMENT ADVISERS

         NIAC acts as investment adviser to the Fund, with responsibility for the overall management of the Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. NIAC is responsible for selection of the Fund's subadviser, managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by NIAC, see "Management of the Fund" in the Fund's Prospectus.


         NIAC is a wholly owned subsidiary of The John Nuveen Company.
Founded in 1898, The John Nuveen Company brings over a century of expertise to the municipal bond market. According to data from Thomson Wealth Management, The John Nuveen Company is the leading sponsor of exchange-traded funds as measured by number of funds (90) and fund assets under management ($35 billion) as of July 31, 2002. Overall, The John Nuveen Company and its affiliates had over $74 billion in assets under management or surveillance as of July 31, 2002. The John Nuveen Company is approximately 77% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is a publicly-traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

          The John Nuveen Company, through Nuveen Investments, provides high-quality investment services that are essential to building balanced core invesment portfolios. Nuveen Investments serves financial advisors, and their high-net-worth clients, as well as a growing number of institutional clients. The Company today markets its capabilities under four distinct brands: Nuveen, NWQ, Rittenhouse and Symphony. In total, the Company now manages approximately $74 billion in assets. The John Nuveen Company is listed on The New York Stock Exchange and trades under the symbol "JNC."

          Spectrum, 4 High Ridge Park, Stamford, Connecticut 06905, is the subadviser to the Fund. As one of the leading managers of preferred securities in the U.S., Spectrum specializes in the management of diversified preferred security portfolios for institutional investors including Fortune 500 companies, pension funds, insurance companies and foundations. Spectrum also serves as a sub-adviser for a large offshore fund. Spectrum, which is registered as an investment adviser with the Securities and Exchange Commission, commenced operations in 1987 and had approximately $2.4 billion in assets under management as of June 30, 2002.

         Spectrum is an independently managed subsidiary of Principal Capital Management LLC, which is part of Principal Financial Group Inc., a publicly traded, diversified, insurance and financial services company. Collectively, subsidiaries and affiliates of Principal Capital Management LLC manage over $102 billion in combined assets worldwide. As a subsidiary of Principal Capital Management LLC, Spectrum also can take advantage of Principal's extensive staff of internal credit analysts.

         A team of full-time Spectrum professionals, working together as the Fund's Investment Committee, is primarily responsible for overseeing the day-to-day operations of the Fund. Mark A. Lieb, Bernard M. Sussman and L. Phillip Jacoby, IV are co-portfolio managers of the Fund.

         Mr. Lieb is an Executive Director and the Chief Financial Officer of Spectrum. Mr. Lieb is responsible for business development of Spectrum. Prior to founding Spectrum in 1987, Mr. Lieb was a founder, director and partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc. Mr. Lieb was instrumental in the formation and continual development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolio for institutional clients, general hedging strategies, and market strategies employed by the firm. Mr. Lieb's prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook. Mr. Lieb has a B.A. in economics from Central Connecticut State College and an M.B.A. in finance from the University of Hartford.

         Mr. Sussman is an Executive Director and the Chief Investment Officer of Spectrum and is Chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was employed by Goldman Sachs & Co. for nearly 18 years. A general partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. Mr. Sussman was a limited partner at Goldman Sachs from December 1994 through November 1996. He has a B.S. in industrial relations and an M.B.A. in finance from Cornell University.

         Mr. Jacoby is a Senior Vice President of Spectrum. He joined Spectrum in 1995 as a Portfolio Manager. Previously, Mr. Jacoby worked as a senior investment officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a $600 million preferred stock portfolio. Mr. Jacoby has a B.S. in finance from Boston University.

         Pursuant to an investment management agreement between NIAC and the Fund, the Fund has agreed to pay for the services and facilities provided by NIAC an annual management fee, payable on a monthly basis, according to the following schedule:

Average Daily Managed Assets                                        Management
                                                                        Fee
                                                                        ---
Up to $500 million..................................................   .9000%
$500 million to $1 billion..........................................   .8750%
$1 billion to $1.5 billion..........................................   .8500%
$1.5 billion to $2.0 billion........................................   .8250%
Over $2.0 billion...................................................   .8000%

         If the Fund utilizes leverage through the issuance of FundPreferred shares in an amount equal to 33 1/3% of the Fund's total assets (including the amount obtained from leverage). The management fee calculated as a percentage of net assets attributable to Common Shares would be as follows:

Net Assets Attributable to Common Shares                            Management
----------------------------------------                                Fee
                                                                        ---

Up to $500 million ....................................................1.350%
$500 million to $1 billion ............................................1.313%
$1 billion to $1.5 billion ............................................1.275%
$1.5 billion to $2.0 billion ..........................................1.238%
Over $2.0 billion .....................................................1.200%

          Pursuant to an investment sub-advisory agreement between NIAC and Spectrum, Spectrum will receive from NIAC a management fee equal to 40% of the management fee payable by the Fund to NIAC (net of the reimbursements described below).



         In addition to the fee of NIAC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NIAC), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any FundPreferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         For the first eight full years of the Fund's operation, NIAC and Spectrum have contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                          Percentage                               Percentage
                          Reimbursed                               Reimbursed
                       (as a percentage                         (as a percentage
 Year Ending              of Managed         Year Ending           of Managed
 September 30              Assets)           September 30            Assets)
 ------------             ------------       ------------          ------------
   2002(1)                  0.32%               2007                   0.32%
   2003                     0.32%               2008                   0.24%
   2004                     0.32%               2009                   0.16%
   2005                     0.32%               2010                   0.08%
   2006                     0.32%

_______________

(1)      From the commencement of operations.


         Reducing Fund expenses in this manner will tend to increase the amount of income available for the Common Shareholders. NIAC and Spectrum have not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2010.


         Unless earlier terminated as described below, the Fund's investment management agreement with NIAC and the Fund's investment sub-advisory agreement (the "management agreements") will remain in effect until August 1, 2003. The management agreements continue in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or NIAC upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. The investment sub-advisory agreement may be terminated at any time, without penalty, by the Fund, NIAC or Spectrum upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.


         The management agreements have been approved by a majority of the independent trustees of the Fund and the sole shareholder of the Fund. The independent trustees have determined that the terms of the Fund's management agreements are fair and reasonable and that the agreements are in the Fund's best interests. The independent trustees believe that the management agreements will enable the Fund to obtain high quality investment management services at a cost that they deem appropriate, reasonable, and in the best interests of the Fund and its shareholders. In making such determination, the independent trustees met independently from the interested trustee of the Fund and any officers of NIAC, Spectrum and their affiliates. The independent trustees also relied upon the assistance of counsel to the independent trustees.

         In evaluating the investment management agreement, the independent trustees reviewed materials furnished by NIAC and Spectrum, including information regarding NIAC, Spectrum, their affiliates and their personnel, operations and financial condition. The independent trustees discussed with representatives of NIAC and Spectrum the Fund's operations and each of NIAC's and Spectrum's ability to provide advisory and other services to the Fund. The independent trustees also reviewed, among other things, the nature and quality of services to be provided by NIAC and Spectrum, the proposed fees to be charged by NIAC and Spectrum for investment management services, the profitability to NIAC and Spectrum of their relationships with the Fund, fall-out benefits to NIAC and Spectrum from that relationship, economies of scale achieved by NIAC and Spectrum, the experience of the investment advisory and other personnel providing services to the Fund, the historical quality of the services provided by NIAC and Spectrum and comparative fees and expense ratios of investment companies with similar objectives and strategies managed by other investment advisers, and other factors that the independent trustees deemed relevant.

         The Fund, NIAC, Nuveen, Spectrum, Salomon Smith Barney Inc. and other related entities have adopted codes of ethics which essentially prohibit certain of their personnel, including the Fund's portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NIAC, Nuveen and Spectrum can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Trustees, Spectrum is responsible for decisions to buy and sell securities for the Fund and the negotiation of brokerage commissions to be paid. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

         In selecting a broker to execute each particular transaction, Spectrum will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of a Fund on a continuing basis.

         Spectrum may act as broker for the Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the Board of Trustees of the Fund. The Board of Trustees, including a majority of the trustees who are not "interested" trustees, has determined that portfolio transactions for the Fund may be executed through Spectrum if, in the judgment of NIAC and Spectrum, the use of Spectrum is likely to result in prices and execution at least as favorable to the Fund as would be available from other qualified brokers and if, in such transactions, Spectrum charges the Fund commission rates at least as favorable to the Fund as those charged by Spectrum to comparable unaffiliated customers in similar transactions. The Board of Trustees also has adopted procedures that are reasonably designed to provide that any commission, fee or other remuneration paid to Spectrum is consistent with the foregoing standard. The Fund will not effect principal transactions with Spectrum. In executing transactions through Spectrum, the

Fund will be subject to, and intends to comply with, Section 17(e) of the 1940 Act and the rules thereunder.

         The cost of the brokerage commissions to the Fund in any transaction (other than those effected by Spectrum) may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the trustees may determine, Spectrum shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of it having caused the Fund to pay a broker (other than Spectrum) that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction if Spectrum determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or Spectrum's ongoing responsibilities with respect to the Fund. Research and investment information may be provided by these and other brokers at no cost to Spectrum and is available for the benefit of other accounts advised by Spectrum and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce Spectrum's expenses, it is not possible to estimate its value and in the opinion of Spectrum it does not reduce Spectrum's expenses in a determinable amount. The extent to which Spectrum makes use of statistical, research and other services furnished by brokers is considered by Spectrum in the allocation of brokerage business but there is no formula by which such business is allocated. Spectrum does so in accordance with its judgment of the best interests of the Fund and its shareholders. Spectrum may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, Spectrum may consider sales of shares of the Fund as a fact in the selection of brokers and dealers to enter into portfolio transactions with the Fund.


         Certain other clients of Spectrum may have investment objectives and policies similar to those of the Fund. Spectrum may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being sold, there may be an adverse effect on the price of such securities. It is the policy of Spectrum to allocate advisory recommendations and the placing of orders in a manner which Spectrum deems equitable to the accounts involved, including the Fund. When two or more of the clients of Spectrum (including the Fund) are purchasing or selling the same security on a given day through the same broker-dealer, such transactions may be averaged as to price.

                                  DISTRIBUTIONS

         As described in the Fund's Prospectus, initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of the offering of the Common Shares, depending on market conditions. To permit the Fund to maintain a more stable monthly distribution, the Fund will initially (prior to its first distribution), and may from time to time thereafter, distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions, including distributions that might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses, or due to an increase in the dividend rate on the Fund's outstanding FundPreferred shares. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during such period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

         For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between Common Shares and FundPreferred shares in proportion to total dividends paid to each class for the year in which such net capital gain or other taxable income is realized. For information relating to the impact of the issuance of FundPreferred shares on the distributions made by a Fund to Common Shareholders, see the Fund's Prospectus under "FundPreferred Shares and Leverage."

         While any FundPreferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the FundPreferred shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding FundPreferred shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                              DESCRIPTION OF SHARES

COMMON SHARES

         The Fund's Declaration of Trust (the "Declaration") authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of FundPreferred shares if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund's FundPreferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on FundPreferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to such distributions. See "FundPreferred Shares" below.

         The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

         Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other municipal funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering after payment of the sales load and organization and offering expenses. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon a Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Fund's Prospectus under "FundPreferred Shares and Leverage" and "The Fund's Investments--Municipal Bonds."

FUNDPREFERRED SHARES

         The Declaration authorizes the issuance of an unlimited number of FundPreferred shares in one or more classes or series, with rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders. The Fund's Board of Trustees has authorized an offering of FundPreferred shares (representing approximately 33% of the Fund's capital immediately after the time the FundPreferred shares are issued) within approximately one and one-half to two months after completion of the offering of Common Shares, subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of FundPreferred shares is likely to achieve the benefits to the Common Shareholders described in this Statement of Additional Information. Although the terms of the FundPreferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration) if and when it authorizes a FundPreferred shares offering, the Board has stated that the initial series of FundPreferred shares would likely pay cumulative dividends at relatively shorter-term periods (such as 7 days); by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees of the Fund has indicated that the liquidation preference, preference on distribution, voting rights and redemption provisions of the FundPreferred shares will be as stated below.

         Limited Issuance of FundPreferred Shares. Under the 1940 Act, the Fund could issue FundPreferred shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the FundPreferred shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the FundPreferred shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and FundPreferred shares discussed in this Prospectus, the liquidation value of the FundPreferred shares is expected to be approximately 33% of the value of the Fund's total net assets. The Fund intends to purchase or redeem FundPreferred shares, if necessary, to keep that fraction below one-half.

         Distribution Preference. The FundPreferred shares have complete priority over the Common Shares as to distribution of assets.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of FundPreferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, holders of FundPreferred shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

         Voting Rights. In connection with any issuance of FundPreferred shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that FundPreferred shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of FundPreferred shares will vote together with Common Shareholders as a single class.

         In connection with the election of the Fund's trustees, holders of FundPreferred shares, voting as a separate class, will be entitled to elect two of the Fund's trustees, and the remaining trustees shall be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding FundPreferred shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding FundPreferred shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment.

        The affirmative vote of the holders of a majority of the Fund's outstanding FundPreferred shares of any class or series, as the case may be, voting as a separate class, will be required to, among other things, (1) take certain actions which would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the FundPreferred shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, will be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding FundPreferred shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding FundPreferred shares, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in a Fund's investment objectives or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies--Investment Restrictions." The class or series vote of holders of FundPreferred shares described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and FundPreferred shares necessary to authorize the action in question.

         The foregoing voting provisions will not apply with respect to the Fund's FundPreferred shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         Redemption, Purchase and Sale of FundPreferred Shares by the Fund. The terms of the FundPreferred shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase FundPreferred shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of FundPreferred shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.


BORROWINGS

         The Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) ("Borrowings") and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

         Limitations on Borrowings. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more NRSROs which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

         Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

         Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

         The discussion above describes the Fund's Board of Trustees' present intention with respect to an offering of FundPreferred shares or Borrowings.
The terms of the FundPreferred shares and, if authorized by the Board of Trustees, the terms of any Borrowings may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.


                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or
(5) removal of trustees, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected
(or, in the case of removing a trustee, when the trustee has been elected by only one class), the required vote by only the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the Bylaws, the affirmative vote of the holders of at least a majority of the Fund's FundPreferred shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.


         The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

         Reference should be made to the Declaration on file with the Commission for the full text of these provisions.

         The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Fund's FundPreferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued
FundPreferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding FundPreferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair status as a regulated investment company under the Code (which would make the Fund's status as a regulated investment company under the code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.



         Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under "Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all FundPreferred shares then outstanding, and the Fund's Common Shares would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.



         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when FundPreferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks--Concentration Risk" and "Risks--Leverage Risk."

         Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

FEDERAL INCOME TAX MATTERS

         The following discussion of federal income tax matters is based upon the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.

         Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, non-U.S. country, or other taxing jurisdiction.

         The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

         To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.


         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

DISTRIBUTIONS


         Dividends paid out of the Fund's investment company taxable income will be taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Because Spectrum does not intend to invest with a view to maximizing the portion of the Fund's distributions qualifying for the Dividends Received Deduction, any corporate shareholder who otherwise would qualify for the Dividends Received Deduction should assume that dividends paid to it out of the Fund generally will not qualify for the Dividends Received Deduction.


         Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

         Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

SALE OR EXCHANGE OF FUND SHARES

         Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

         Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

NATURE OF FUND'S INVESTMENTS

         Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited),
(iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

FUTURES CONTRACTS AND OPTIONS

         The Fund's transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.


RECOGNITION OF INCOME IN THE ABSENCE OF CASH

         Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

         The Fund may invest in preferred securities or other securities the federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

         The Fund may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 30% for 2002 and 2003, and will decrease to 29% in 2004 and 2005, and 28% thereafter until 2011, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

         U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

         Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

         Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes;
in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Tax Matters--Backup Withholding," above. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States.

         Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TRANSACTIONS

         Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

         The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services;

publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Dow Jones Utility Index, the Merril Lynch Hybrid Preferred Securities Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Government Bond Index, the NAREIT Equity REIT Index, the Lehman Brothers High Yield Index, the Lehman Brothers Credit Index and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole - the beta - or in absolute terms - the standard deviation.) Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

         From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investments comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

         The Fund's "average annual total return" is computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

         Average Annual Total Return will be computed as follows:

                   ERV = P(1+T)/n/

         Where:      P = a hypothetical initial payment of $1,000
                     T = average annual total return
                     n = number of years
                   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

         The Funds may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

         Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

         Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

                  ATV/D/ = P(1+T)/n/

         Where:   P = a hypothetical initial investment of $1,000
                  T = average annual total return (after taxes on distributions) n = number of years
                  ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

         Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

                  ATV/DR/ = P(1+T)/n/

         Where:            P = a hypothetical initial investment of $1,000
                           T = average annual total return (after taxes on distributions and redemption) n = number of years
                  ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

         Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

         Yield = 2 [( a-b/cd +1)/6/ - 1]

         Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)
                     c = the average daily number of shares outstanding during
                         the period that were entitled to receive dividends
                     d = the maximum offering price per share on the last day of the period

         Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment. See Appendix B for additional performance related and comparative information.

                                     EXPERTS

         The Financial Statements of the Fund as of _______, 2002, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides accounting and auditing services to the Fund.

                                    CUSTODIAN

         The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02101. The custodian performs custodial, fund accounting and portfolio accounting services.

                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                         REPORT OF INDEPENDENT AUDITORS

                                   [TO COME]

                     NUVEEN QUALITY PREFERRED INCOME FUND 2
                              FINANCIAL STATEMENTS

                     Nuveen Quality Preferred Income Fund 2
                       Statement of Assets and Liabilities
                                  _______, 2002

                                   [TO COME]

                     NUVEEN QUALITY PREFERRED INCOME FUND 2

                             Statement of Operations
     Period from June 24, 2002 (date of organization) through       , 2002

                                   [TO COME]

                                   APPENDIX A

                             Ratings of Investments

         Standard & Poor's Corporation --A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P") rating symbols and their meanings (as published by S&P) follows:

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper.

         Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

         1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         2.          Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         AAA

                  An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA

                  An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  A

                  An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  BBB

                  An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  BB, B, CCC, CC, And C

                  Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  BB

                  An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  B

                  An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  CCC

                  An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  CC

                  An obligation rated 'CC' is currently highly vulnerable to nonpayment.

                  C

                  The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  D

                  An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Plus (+) or minus (-)

                  The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  C

                  The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

                  p

                  The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                  *

                  Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

                  r

                  The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                  N.R.

                  Not rated.

                  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

                  Bond Investment Quality Standards

                  Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                  Short-Term Issue Credit Ratings

                  Notes

                  A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

                       . Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

                       . Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

         Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

         SP-2

         Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3

         Speculative capacity to pay principal and interest.

         A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

         Commercial Paper

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

         A-1

         A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2

         A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3

         A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B

         A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C

         A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D

         A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

         Moody's Investors Service, Inc.-- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

         Municipal Bonds

         Aaa

         Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa

         Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in 'Aaa' securities.

         A

         Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa

         Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba

         Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B

         Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa

         Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca

         Bonds which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C

         Bonds which are rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable U.S. government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.

         Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

         Short-Term Loans

         MIG 1/VMIG 1

         This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2

         This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         MIG 3/VMIG 3

         This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         SG

         This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

         Commercial Paper

         Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

         -- Leading market positions in well-established industries.

         -- High rates of return on funds employed.

         -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Fitch Ratings --A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

         Long-Term Credit Ratings

         Investment Grade

         AAA

         Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA

         Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A

         High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB

         Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Speculative Grade

         BB

         Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B

         Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC, CC, C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

         DDD, DD, and D Default

         The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

         Short-Term Credit Ratings

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F1

         Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2

         Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3

         Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D

         Default. Denotes actual or imminent payment default.

         Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'. 'NR' indicates that Fitch does not rate the issuer or issue in question. 'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX B

                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION


The Fund is subadvised by Spectrum, which is led by two principals with a combined 50 years of preferred securities experience. The investment team averages more than 15 years each in the preferred securities market.

As of July 31, 2002, investment-grade quality taxable preferred securities offered attractive market yields when compared with other income investments. The Fund anticipates that substantially all of its portfolio will be invested in taxable investment-grade quality preferred securities.


[Bar Chart Appears Here]


Attractive Current Yield from a Quality Investment
As of 7/31/02                       Yield
Lehman Aggregate Bond Index         4.96%
Lehman Government Index             3.62%
Lehman U.S. Credit Bond Index       5.96%
Taxable Preferred Securities        7.40%


Source: Merrill Lynch, Lehman Brothers, Bloomberg


All yields shown are as of July 31, 2002. Preferred securities are represented by the Merrill Lynch Preferred Stock Hybrid Securities Index, an unmanaged index of investment-grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity. The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar-denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. The Lehman Brothers U.S. Credit Index is an unmanaged index that includes all publicly-issued, fixed rate, non-convertible, investment grade, dollar-denominated SEC-registered corporate debt having at least one year to maturity and an outstanding par value of $100 million. The Lehman Brothers Government Bond Index is an unmanaged index that includes all public obligations of the U.S. Treasury and all publicly-issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government, excluding foreign-targeted issues. It is not possible to invest directly in any of these indexes. The Fund differs from the Merrill Lynch Preferred Stock Hybrid Securities Index in several important respects. The Merrill Lynch index consists only of exchange-traded preferred securities, while the Fund may invest in over-the-counter preferred securities. The Fund expects to employ leverage, although there is no assurance leverage will be employed. Unlike an index, the Fund will charge management fees and expenses. The yields shown here are for comparison purposes only, and none of these yields is intended to be predictive of the future yields of these asset classes or of the Fund.

Historically, investment-grade quality taxable preferred securities have shown low return correlations with a number of asset classes commonly found in individual investors' portfolios. Nuveen believes that adding a low correlation investment to an investor's portfolio has the potential to enhance the capital preservation of the investor's portfolio over time.


[Bar Chart Appears Here]


Low Correlations May Help Preserve Capital by Reducing Overall Portfolio Risk July 1997 through July 2002
                                   5 years
Corporate Bonds                     0.44
Government Bonds                    0.37
REITS                               0.27
S&P 500                             0.00
Taxable Preferred Securities        1.00


Source: Merrill Lynch, Lehman Brothers, NAREIT, Ibbotson Associates


Correlation coefficients are based on monthly return data from July 1997 through July 2002. Past correlations are not necessarily predictive of future correlations between any of these asset classes and the Fund. Taxable preferred securities are represented by the Merrill Lynch Preferred Stock Hybrid Securities Index, an unmanaged index of investment-grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity. Corporate Bonds are represented by the Lehman Brothers Aggregate Bond Index, an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar-denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Government Bonds are represented by the Lehman Brothers Government Bond Index, an unmanaged index that includes all public obligations of the U.S. Treasury and all publicly-issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government, excluding foreign-targeted issues. REITs are represented by the NAREIT Equity REIT Index, an unmanaged index of publicly-traded U.S. tax-qualified REITs that have 75% or more of their invested book assets in the equity ownership of real estate. The S&P 500 is an unmanaged index of 500 large-capitalization, publicly-traded common stocks representing various industries. It is not possible to invest directly in any of these indexes.

The Fund's managers will seek attractive yields by investing only in securities that, at the time of investment are investment-grade quality. Spectrum believes there is a potential advantage in seeking higher yields by investing in the subordinated preferred securities of strong, highly rated issuers rather than the senior debt of the same companies.

Preferred Securities May Offer Attractive Yields Relative to the Yields on Bonds Issued by the Same Company



                                                                    Same         Same
                                                                Company's    Company's
(as of 7/31/02)                     Preferred        Preferred    10-Year      10-Year    Yield
Security                      Security Rating   Security Yield     Rating   Bond Yield   Pick-up
------------------------------------------------------------------------------------------------
Bank of New York                     A-             7.80%             A         6.03%      1.77%
Barclays Bank                        A+             7.93%            AA         6.04%      1.89%
Citigroup                            A              7.36%            AA-        5.70%      1.66%
Financial Security Assurance        AA              7.40%            AA         5.14%      2.26%
Harris Bankcorp                      A              7.48%            AA-        5.52%      1.96%
Hartford Financial Services        BBB+             7.83%             A         5.84%      1.99%
HRPT Properties Trust              BBB-             9.52%           BBB         6.10%      3.42%
National Australia Bank              A              7.81%            AA-        5.37%      2.44%
US Bancorp                         BBB+             7.64%             A         5.47%      2.17%
------------------------------------------------------------------------------------------------
Source: Bloomberg



This table is for illustrative purposes only, and is designed to highlight one of the criteria the Fund's managers may use when evaluating securities for the Fund. The Fund managers will use other criteria as well when selecting the Fund's investments. There can be no assurance the Fund will or will not invest in the securities of any of the companies shown here. Yields on these securities do not represent yield on the Fund's Common Shares. This is not a recommendation to purchase any of these securities.

This type of preferred security, relatively rare before 1995, has grown to a total outstanding amount of approximately $182.3 billion as of June 30, 2002.


[Line Graph Appears Here]


            $billions
2Q 91               0
4Q 91           0.575
2Q 92             0.8
4Q 92          1.1956
2Q 93          3.4944
4Q 93          5.7522
2Q 94          7.4007
4Q 94         10.1853
2Q 95         14.8693
4Q 95          22.824
2Q 96          31.329
4Q 96              36
2Q 97         85.4577
4Q 97            94.1
2Q 98           116.5
4Q 98             133
2Q 99             144
4Q 99           153.5
2Q 00           156.9
4Q 00           164.0
2Q 01           166.0
4Q 01             178
2Q 02           182.3



Source: Merrill Lynch, Lehman Brothers, Bloomberg

This graph tracks the cumulative par value of the outstanding amount of U.S. dollar denominated non-dividend received deduction preferred securities, the asset class in which the Fund intends to invest primarily all of its assets. It is derived from quarterly issuance data supplied to Spectrum Asset Management by Merrill Lynch and Lehman Brothers, and then corroborated by Spectrum using data retrieved through Bloomberg.


Many investors have found income-producing closed-end exchange-traded funds to be a valuable addition to their portfolios. The Fund shares a number of features found in many income-oriented closed-end exchange-traded funds, including:


..  Monthly dividends

..  Enhanced income potential through leverage

..  Exchange-listing and liquidity

..  Ability to remain fully invested at all times

..  Widespread price visibility

..  Convenient intra-day trading

..  Professional management

..  Dividend reinvestment

..  Low minimum investment

For Which Accounts is this Fund Appropriate?

While this Fund may be appropriate for a wide range of investors and accounts, it may be particularly attractive for investors with:

.. tax-deferred or tax-advantaged accounts such as retirement plans

.. taxable accounts of affluent investors with relatively low current taxable income


.. accounts that now contain individual preferred securities


Who Might Be Interested?

The features and objectives of this Fund might be especially appealing to those:

.. Already investing in taxable preferred securities

.. Looking for high current income potential from an investment-grade quality fund

.. Seeking additional diversification within their portfolios

.. Interested in trading convenience and flexibility

.. Reassured by the experience of Nuveen and Spectrum


Nuveen believes investors can take advantage of several benefits by purchasing shares during the initial public offering, including:

- Known price - $15 per share

- The same price for all shares in an order - no matter what the order size, all orders are filled at the same $15 per share (100 per share minimum)

Nuveen Quality Preferred Income Fund 2  4,000,000 Common Shares


                  -------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                  -------------------------------------------

                                         , 2002

                           PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

     1.  Financial Statements:

     Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act are filed with this Pre-effective Amendment to the Registration Statement.

     2.  Exhibits:


a. Declaration of Trust dated June 24, 2002. Filed July 1, 2002 as Exhibit a to the Registrant's Registration Statement on Form N-2 (File No. 333-91678) and incorporated herein by reference.*

b. By-Laws of Registrant. Filed July 1, 2002 as Exhibit b to the Registrant's Registration Statement on Form N-2 (File No. 333-91678) and incorporated herein by reference.*

c.   None.

d.   Form of Share Certificate.

e.   Terms and Conditions of the Dividend Reinvestment Plan.

f.   None.

g.1 Investment Management Agreement between Registrant and Nuveen Institutional Advisory Corp. dated June 1, 2002.

g.2 Form of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Spectrum Asset Management, Inc. dated ______, 2002.**

h.1  Form of Underwriting Agreement.**

h.2  Form of Master Selected Dealer Agreement.

h.3  Form of Master Agreement Among Underwriters.

h.4  Form of Dealer Letter Agreement.**

i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.

j. Exchange Traded Fund Custody Agreement between Registrant and State Street Bank & Trust Company dated _______, 2002.**

k.1 Shareholder Transfer Agency Agreement between Registrant and State Street Bank & Trust Company dated _______, 2002.**

k.2 Expense Reimbursement Agreement between Registrant and Nuveen Institutional Advisory Corp. dated June 1, 2002.

l.1  Opinion and consent of Bell, Boyd & Lloyd LLC.

l.2  Opinion and consent of Bingham McCutchen LLP.

m.   None.

n.   Consent of Ernst & Young LLP.

o.   None.

p. Subscription Agreement of Nuveen Institutional Advisory Corp. dated ______, 2002.**

q.   None.

r.1  Code of Ethics of Nuveen Institutional Advisory Corp.

r.2  Code of Ethics of Spectrum Asset Management, Inc.

s.   Powers of Attorney.

-------------------
 *   Previously filed.
 **  To be filed by amendment.


Item 25: Marketing Arrangements

Sections 2, 3 and 5(n) of the Underwriting Agreement to be filed as Exhibit h.1 to this Registration Statement.

See the Introductory Paragraph and Sections 2 and 3(d) of the Form of Master Selected Dealer Agreement filed as Exhibit h.2 to this Registration Statement.

See Introductory Paragraph and Sections 1.2, 3.1, 3.2, 3.4-3.8, 4.1, 4.2, 5.1-5.4, 6.1, 10.9 and 10.10 of the Form of Master Agreement Among Underwriters filed as Exhibit h.3 to this Registration Statement.

See Paragraph e of the Form of Dealer Letter Agreement between Nuveen and the Underwriters to be filed as Exhibit h.4 to this Registration Statement.

Item 26: Other Expenses of Issuance and Distribution

     Securities and Exchange Commission fees                          $  5,520
     National Association of Securities Dealers, Inc. fees               6,500
     Printing and engraving expenses                                         *
     Legal Fees                                                              *
     New York Stock Exchange listing fees                                    *
     Accounting expenses                                                     *
     Blue Sky filing fees and expenses                                       *
     Transfer agent fees                                                     *
     Miscellaneous expenses                                                  *
                                                                      ----------
          Total                                                       $      *
                                                                      ==========

------------

     *To be completed by amendment. Nuveen Institutional Advisory Corp. and Spectrum Asset Management have contractually agreed to reimburse the Fund for fees and expenses in the amount of .32% of average daily Managed Assets of the Fund for the first five full years of the Fund's operations, .24% of average daily Managed Assets in year six, .16% in year 7 and .08% in year 8. Without the reimbursement, "Total Net Annual Expenses" would be estimated to be 1.65% of average daily net assets attributable to Common Shares. Nuveen has agreed to pay
(i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share (.20% of offering price).

Item 27: Persons Controlled by or under Common Control with Registrant

     Not applicable.

Item 28: Number of Holders of Securities

     At August 22, 2002

                                                            Number of
                  Title of Class                         Record Holders
                  --------------                         --------------
       Common Shares, $0.01 par value                            0

Item 29: Indemnification

     Section 4 of Article XII of the Registrant's Declaration of Trust provides as follows:

     Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

     No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

          (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

          (ii)  by written opinion of independent legal counsel.

     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

     Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

     (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

     (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

     As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     The trustees and officers of the Registrant are covered by Investment Trust Directors and Officers and Errors and Omission policies in the aggregate amount of $50,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $500,000 deductible which does not apply to individual trustees or officers.

     Section 8 of the Underwriting Agreement filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities
Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 30: Business and Other Connections of Investment Advisers

     Nuveen Institutional Advisory Corp. serves as investment adviser to the following open-end and closed-end management type investment companies: Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Floating Rate Fund, Nuveen Senior Income Fund, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen California Select Tax-Free Income, Nuveen New York Select Tax-Free Income Portfolio, Nuveen Real Estate Income Fund, Nuveen Select Tax-Free Income Portfolio 3 and Nuveen Quality Preferred Income Fund.

     Nuveen Advisory Corp. has no other clients or business at the present time. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser who serve as officers or Trustees of the Registrant has engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management of the Fund" in Part B of this Registration Statement. Such information for the remaining senior officers of NAC appears below:

                                                  Other Business Profession, Vocation or
Name and Position with NAC                           Employment During Past Two Years
--------------------------                        --------------------------------------
John P. Amboian, President....................  President, formerly Executive Vice President of The John Nuveen Company, Nuveen Investments,
                                                Nuveen Institutional Advisory Corp., Nuveen Asset
                                                Management, Inc. and Nuveen Senior Loan Asset
                                                Management, Inc. and Executive Vice President
                                                and Director of Rittenhouse Financial Services, Inc.

Alan G. Berkshire, Senior Vice President,
Secretary and General Counsel.................  Senior Vice President and General Counsel (since
                                                September 1997) and Secretary (since May 1998) of
                                                The John Nuveen Company, Nuveen Investsments, and
                                                Nuveen Institutional Advisory Corp. Senior Vice
                                                President and Secretary (since September 1999)
                                                of Nuveen Senior Loan Management Inc., prior thereto,
                                                Partner in the law firm of Kirkland & Ellis.

Margaret E. Wilson, Senior Vice President,
Finance.......................................  Vice President and Controller of the John Nuveen
                                                Company, Nuveen Investments and Nuveen Institutional
                                                Advisory Corp. and Senior Vice President and Controller
                                                of Nuveen Senior Loan Asset Management, Inc.;
                                                formerly CFO of Sara Lee Corp., Bakery Division.

     Spectrum Asset Management, Inc. ("Spectrum") serves as an investment adviser to a non-U.S. fund and offers separate account management for certain institutions and high net worth individuals. Spectrum also is a registered broker-dealer. See "Management of the Fund" in Part A of the Registration Statement.

     Set forth below is a list of each director and officer of Spectrum Asset Management, Inc., indicating each business profession, vocation or employment of a substantial nature in which such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee.

                                                   Other Business Profession, Vocation or Employment
     Name and Position with Spectrum                          During Past Two Fiscal Years
     -------------------------------               -------------------------------------------------
Fernando Diaz, Vice President               Vice President of Spectrum since February 2000.  Previously, head of preferred trading at both Spear, Leeds & Kellog and
                                            Pershing, a division of DLJ.

Nancy K. Dray, Legal and Compliance         --
Officer

Patrick G. Hurley, Senior Vice President    --
and Chief Information Officer

L. Philip Jacoby, IV, Senior Vice           --
President and Portfolio Manager

Mark A. Lieb, Executive Director and        --
Chief Financial Officer

Jean M. Orlando, Vice President and         --
Controller

Bernard M. Sussman, Executive Director
and Chief Investment Officer

Albano Tunnera, Assistant Vice President    --
and Operations Manager

Joseph J. Urciuoli, Vice President and      --
Director of Research


Item 31: Location of Accounts and Records

     Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the investment adviser.

     Spectrum Asset Management, Inc., 4 High Ridge Park, Stamford, CT 06905, maintains certain advisory material of the subadviser.


     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Institutional Advisory Corp.


Item 32: Management Services

         Not applicable.

Item 33: Undertakings

     1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2.   Not applicable.

     3.   Not applicable.

     4.   Not applicable.

     5.   The Registrant undertakes that:

          a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

          b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 22nd day of August, 2002.


                                    NUVEEN QUALITY PREFERRED INCOME FUND 2

                                    /s/ Gifford R. Zimmerman

                                    ________________________________________
                                    Gifford R. Zimmerman, Vice President and
                                    Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



        Signature                     Title                               Date
        ---------                     -----                               ----
/s/ Stephen D. Foy          Vice President and Controller            August 22, 2002
--------------------        (Principal Financial and
    Stephen D. Foy          Accounting Officer)

                            Chairman of the Board and
Timothy R. Schwertfeger*    Trustee (Principal Executive      By: /s/ Gifford R. Zimmerman
                            Officer)                              --------------------------
                                                                      Gifford R. Zimmerman
                                                                      Attorney-In-Fact
                                                                      August 22, 2002
James E. Bacon*             Trustee

William E. Bennett*         Trustee

Jack B. Evans*              Trustee

William L. Kissick*         Trustee

Thomas E. Leafstrand*       Trustee

Shelia W. Wellington*       Trustee


     *Original powers of attorney authorizing Jessica R. Droeger and Gifford R. Zimmerman, among others, to execute this Registration Statement, and Amendments thereto, for the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and filed as an exhibit.

                               INDEX TO EXHIBITS

a.   Declaration of Trust dated June 24, 2002.*
b.   By-Laws of Registrant.*
c.   None.
d.   Form of Share Certificate.
e.   Terms and Conditions of the Dividend Reinvestment Plan.
f.   None.
g.1 Investment Management Agreement between Registrant and Nuveen Institutional Advisory Corp. dated June 1, 2002.
g.2 Form of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Spectrum Asset Management, Inc. dated ______, 2002.**
h.1  Form of Underwriting Agreement.**
h.2  Form of Master Selected Dealer Agreement.
h.3  Form of Master Agreement Among Underwriters.
h.4  Form of Dealer Letter Agreement.**
i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.
j. Exchange Traded Fund Custody Agreement between Registrant and State Street Bank & Trust Company dated _______, 2002.**
k.1 Shareholder Transfer Agency Agreement between Registrant and State Street Bank & Trust Company dated _______, 2002.**
k.2 Expense Reimbursement Agreement between Registrant and Nuveen Institutional Advisory Corp. dated June 1, 2002.
l.1  Opinion and consent of Bell, Boyd & Lloyd LLC.
l.2  Opinion and consent of Bingham McCutchen LLP.
m.   None.
n.   Consent of Ernst & Young LLP.
o.   None.
p. Subscription Agreement of Nuveen Institutional Advisory Corp. dated ________, 2002.**
q.   None.
r.1  Code of Ethics of Nuveen Institutional Advisory Corp.
r.2  Code of Ethics of Spectrum Asset Management, Inc.
s.   Powers of Attorney.
------------------
*   Previously filed.
**  To be filed by amendment.